UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

BNY Mellon Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Stock Index Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon International Stock Index Fund’s Investor shares produced a total return of 33.21%, and its Class I shares returned 33.58%.1 This compares with a 34.18% total return for the fund’s benchmark, the MSCI EAFE® Index (the “Index”), during the same period.2

International equities rose during the reporting period, supported by accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does.

The Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Stocks Gain on Economic Growth and Monetary Policies

Investor sentiment turned optimistic in November 2020 with the resolution in the U.S. presidential election and progress toward a COVID-19 vaccine. Vaccine approvals and passage of the latest in a series of pandemic-related U.S. fiscal stimulus packages in December helped to support the stock market rally into the new year, as did continuing accommodative monetary policies from most central banks. A strong risk-on rally ensued, particularly in areas of the market that had been hard hit by the pandemic, such as travel and leisure names.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. The Index continued to gain ground through mid-June despite increasing inflationary pressures and the spread of the Delta variant of the virus. However, waning risk-on sentiment began to take its toll, forcing international equity markets to trade sideways through the end of the reporting period, even as U.S. equities continued to advance. As a result, the Index lagged comparable U.S. indices for the period as a whole.

Western Europe Outperforms

From a regional perspective, Western European stocks generally outperformed those of most Asian nations. Throughout the period, the European Union and the UK steadily ramped up COVID-19 vaccination rates, making the region less susceptible to later waves of infection and allowing for greater levels of economic reopening. At the same time, the region’s central banks maintained accommodative monetary policies that supported equity markets gains. Strong corporate financial reports further bolstered returns. The commodity-rich Canadian market also outperformed due to rising prices for many of the country’s exports, including oil, natural gas and lumber. Conversely, developed Asian markets generally underperformed the broader Index, although they produced positive absolute returns. Japanese equities languished due to the long-standing structural problems of the country’s aging population and the economy’s anemic growth rate. Hong Kong shares suffered from the country’s political and economic links to China, which experienced slowing economic growth and upheaval in its real estate sector.

From a sector perspective, the energy and financials led the international equity market’s gains. Energy stocks rose as oil and gas prices soared in response to increasing demand from economic reopenings and pandemic-related supply bottlenecks. Financial stocks benefited from the steepening yield curve, rising interest rates, high levels of capital market trading and volatility, and increasing numbers of mergers and acquisitions. The weakest-performing sectors included utilities, where company profits were hurt by rising energy costs, and consumer staples, where input prices for agricultural products and industrial materials rose in response to supply-chain disruptions and increasing inflationary pressures.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that international equity markets are likely to face a number of headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures and the possibility that central banks may reverse accommodative policies could remove some support for equity markets and signal a phase of slower economic growth. On the other hand, we believe Europe is further from raising rates than the U.S. Federal Reserve, while recent political changes in Japan offer hope for improvements in investor sentiment. More generally, we see no indications of an end to the current growth cycle as global economies continue to reopen in the wake of the pandemic, potentially setting the stage for further market appreciation. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Investing in foreign-denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic and social instability, limited company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries.

Diversification cannot assure a profit or protect against loss.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon International Stock Index Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon International Stock Index Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	33.21%	9.32%	6.96%
Class I Shares	8/31/16	33.58%	9.60%†	7.11%†
MSCI EAFE® Index		34.18%	9.79%	7.37%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Stock Index Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$3.09	$1.80
Ending value (after expenses)	$1,040.00	$1,041.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$3.06	$1.79
Ending value (after expenses)	$1,022.18	$1,023.44
†

Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Shares		Value ($)
Common Stocks - 98.4%
Australia - 7.1%
Afterpay	6,881	[a]	638,178
AGL Energy	20,934		90,076
Ampol	7,820		179,713
APA Group	35,624		219,745
Aristocrat Leisure	17,729		622,554
ASX	6,238		389,574
Aurizon Holdings	54,599		138,413
AusNet Services	58,160		108,065
Australia & New Zealand Banking Group	88,988		1,883,726
BHP Group	66,085		1,750,026
BHP Group	92,378		2,541,994
BlueScope Steel	15,205		235,851
Brambles	44,990		339,791
Cochlear	2,009		333,144
Coles Group	42,197		544,070
Commonwealth Bank of Australia	55,658		4,382,819
Computershare	17,787		251,014
Crown Resorts	12,306		92,202
CSL	14,262		3,223,834
Dexus	32,776		268,008
Domino's Pizza Enterprises	1,614		164,466
Endeavour Group	42,244		216,091
Evolution Mining	55,063		150,359
Fortescue Metals Group	53,934		565,166
Goodman Group	52,895		871,407
Insurance Australia Group	74,570		269,257
LendLease Group	20,834		163,933
Macquarie Group	10,720		1,595,325
Magellan Financial Group	4,531		118,171
Medibank Private	88,425		220,839
Mirvac Group	122,792		260,484
National Australia Bank	103,153		2,227,805
Newcrest Mining	25,807		483,197
Northern Star Resources	35,413		246,148
Oil Search	58,555		188,966
Orica	13,418		152,718
Origin Energy	53,377		202,772
Qantas Airways	29,853		120,145
QBE Insurance Group	45,056		400,959
Ramsay Health Care	5,712		302,584
REA Group	1,573		189,492

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Australia - 7.1% (continued)
Reece	7,745		115,883
Rio Tinto	11,767		799,222
Santos	61,143		321,044
Scentre Group	157,645		358,137
SEEK	10,438		256,760
Sonic Healthcare	13,914		418,986
South32	149,841		402,403
Stockland	71,805		245,770
Suncorp Group	40,171		354,162
Sydney Airport	39,743	[a]	244,854
Tabcorp Holdings	71,699		267,520
Telstra	127,117		365,283
The GPT Group	61,511		238,762
Transurban Group	92,820		938,432
Treasury Wine Estates	23,286		201,795
Vicinity Centres	127,710		165,720
Washington H Soul Pattinson & Co.	5,779		141,199
Wesfarmers	35,428		1,525,753
Westpac Banking	114,813		2,217,069
WiseTech Global	4,994		191,894
Woodside Petroleum	30,444		532,689
Woolworths Group	39,432		1,129,556
			38,775,974
Austria - .2%
Erste Group Bank	9,003		386,117
OMV	4,435		268,647
Raiffeisen Bank International	4,817		140,882
Verbund	2,034		211,852
Voestalpine	3,878		147,221
			1,154,719
Belgium - .8%
Ageas	5,303		258,084
Anheuser-Busch InBev	23,810		1,452,460
Colruyt	1,817		89,143
Elia Group	1,050		122,472
Groupe Bruxelles Lambert	1,430		165,722
Groupe Bruxelles Lambert	2,125		246,264
KBC Group	7,924		737,941
Proximus	4,764		89,684
Sofina	498		220,143
Solvay	2,317		275,345
UCB	3,984		474,827

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Belgium - .8% (continued)
Umicore	6,196		355,121
			4,487,206
Chile - .0%
Antofagasta	12,885		251,369
Denmark - 2.7%
Ambu, Cl. B	5,454	[b]	155,356
AP Moller - Maersk, Cl. A	96		262,862
AP Moller - Maersk, Cl. B	186		537,478
Carlsberg, Cl. B	3,182		524,894
Chr. Hansen Holding	3,197		254,369
Coloplast, Cl. B	3,768		614,240
Danske Bank	21,100		357,077
Demant	3,223	[a]	156,116
DSV Panalpina	6,413		1,490,387
Genmab	2,086	[a]	934,891
GN Store Nord	3,911		237,334
Novo Nordisk, Cl. B	53,418		5,846,511
Novozymes, Cl. B	6,577		483,642
Orsted	6,023	[c]	849,865
Pandora	3,065		428,005
Rockwool International, Cl. B	278		127,012
Tryg	11,650		276,178
Vestas Wind Systems	31,492		1,361,962
			14,898,179
Finland - 1.2%
Elisa	4,307		259,799
Fortum	13,581		403,481
Kesko, Cl. B	8,329		270,460
Kone, Cl. B	10,819		737,399
Neste	13,457		749,658
Nokia	170,763		981,088
Nordea Bank	100,975		1,235,262
Orion, Cl. B	3,458		149,624
Sampo, Cl. A	15,846		842,627
Stora Enso, Cl. R	17,738		294,864
UPM-Kymmene	16,935		597,486
Wartsila	15,073		209,006
			6,730,754
France - 10.9%
Accor	5,238	[a]	187,164
Aeroports de Paris	1,018	[a]	135,215
Air Liquide	14,839		2,474,276
Airbus	18,416	[a]	2,354,552

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
France - 10.9% (continued)
Alstom	9,167		326,177
Amundi	1,999	[c]	178,051
Arkema	1,907		260,571
Atos	3,217		167,274
AXA	60,439		1,757,866
BioMerieux	1,382		175,815
BNP Paribas	35,199		2,355,954
Bollore	29,639		171,656
Bouygues	6,903		279,295
Bureau Veritas	9,624		305,502
Capgemini	5,080		1,182,130
Carrefour	18,716		338,707
Cie de Saint-Gobain	16,039		1,104,307
Cie Generale des Etablissements Michelin	5,390		845,525
CNP Assurances	5,455		136,588
Covivio	1,728		149,418
Credit Agricole	36,880		555,938
Danone	20,361		1,326,328
Dassault Aviation	840		87,636
Dassault Systemes	21,060		1,226,519
Edenred	7,780		420,634
Eiffage	2,514		258,534
Electricite de France	14,329		210,864
Engie	58,075		825,488
EssilorLuxottica	8,916		1,843,904
Eurazeo	1,238		115,993
Faurecia	3,767		196,177
Gecina	1,498		209,621
Getlink	14,362		220,564
Hermes International	989		1,566,871
Ipsen	1,242		128,356
Kering	2,347		1,758,652
Klepierre	6,672		158,576
La Francaise des Jeux SAEM	3,066	[c]	159,139
Legrand	8,515		927,636
L'Oreal	7,900		3,606,841
LVMH	8,718		6,824,827
Orange	63,352		690,971
Orpea	1,542		160,786
Pernod Ricard	6,541		1,502,449
Publicis Groupe	7,031		470,927
Remy Cointreau	665		134,222

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
France - 10.9% (continued)
Renault	6,261	[a]	224,803
Safran	10,672		1,431,566
Sanofi	35,536		3,550,511
Sartorius Stedim Biotech	850		467,914
Schneider Electric	16,879		2,905,355
SCOR	5,202		174,993
SEB	867		135,605
Societe Generale	25,754		858,465
Sodexo	2,892	[a]	280,825
Suez	10,410		236,889
Teleperformance	1,867		779,345
Thales	3,434		316,227
TotalEnergies	78,329		3,927,081
Ubisoft Entertainment	2,992	[a]	156,439
Unibail-Rodamco-Westfield	3,909		279,307
Valeo	7,450		218,147
Veolia Environnement	20,289		662,109
Vinci	16,643		1,777,135
Vivendi	22,612		291,063
Wendel	887		118,020
Worldline	7,547	[a,c]	439,532
			59,705,827
Germany - 8.2%
adidas	5,960		1,951,869
Allianz	12,925		3,005,442
BASF	28,754		2,070,164
Bayer	30,724		1,728,610
Bayerische Motoren Werke	10,493		1,058,213
Bechtle	2,694		201,804
Beiersdorf	3,080		327,208
Brenntag	4,878		463,749
Carl Zeiss Meditec-BR	1,217		244,722
Commerzbank	29,857	[a]	217,995
Continental	3,474		407,699
Covestro	5,914	[c]	378,747
Daimler	26,794	[b]	2,655,699
Delivery Hero	5,038	[a,c]	626,363
Deutsche Bank	65,715	[a]	846,723
Deutsche Boerse	6,021		999,496
Deutsche Lufthansa	9,899	[a]	65,364
Deutsche Post	31,024		1,919,428
Deutsche Telekom	104,325		1,939,002
E.ON	71,438		905,598

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Germany - 8.2% (continued)
Evonik Industries	6,847		221,782
Fresenius & Co.	13,275		602,557
Fresenius Medical Care & Co.	6,485		430,758
GEA Group	4,569		224,950
Hannover Rueck	1,941		354,520
HeidelbergCement	4,559		343,301
HelloFresh	5,087	[a]	411,640
Henkel & Co.	3,401		283,465
Infineon Technologies	40,790		1,904,755
KION Group	2,167		236,477
Knorr-Bremse	2,259		238,003
LANXESS	2,507		168,843
LEG Immobilien	2,201		327,331
Merck	4,111		970,423
MTU Aero Engines	1,681		373,781
Muenchener Rueckversicherungs-Gesellschaft	4,367		1,293,362
Nemetschek	1,751		200,796
Puma	3,207		397,792
Rational	164		162,966
RWE	20,415		785,163
SAP	32,769		4,747,242
Scout24	2,750	[c]	191,376
Siemens	23,995		3,891,117
Siemens Energy	12,180	[a]	349,468
Siemens Healthineers	8,505	[c]	564,934
Symrise	4,076		563,302
TeamViewer	5,275	[a,c]	78,663
Telefonica Deutschland Holding	29,067		75,704
Uniper	2,722		120,233
United Internet	2,847		104,921
Volkswagen	989		321,034
Vonovia	16,757		1,016,207
Zalando	6,735	[a,c]	635,154
			44,605,915
Hong Kong - 2.9%
AIA Group	379,600		4,286,082
BOC Hong Kong Holdings	113,000		358,730
Budweiser Brewing	55,500	[c]	153,008
Chow Tai Fook Jewellery Group	53,200		108,855
CK Asset Holdings	63,475		392,002
CK Hutchison Holdings	85,475		575,107
CK Infrastructure Holdings	21,000		126,586

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Hong Kong - 2.9% (continued)
CLP Holdings	50,788		497,077
ESR Cayman	64,000	[a,c]	207,699
Futu Holdings, ADR	1,334	[a,b]	71,396
Galaxy Entertainment Group	68,277		369,444
Hang Lung Properties	69,000		160,162
Hang Seng Bank	23,500		447,015
Henderson Land Development	47,138		197,506
HK Electric Investments	91,000		90,643
HKT Trust & HKT	124,660		169,193
Hong Kong & China Gas	354,267		550,945
Hong Kong Exchanges & Clearing	37,742		2,283,778
Hongkong Land Holdings	38,300		211,033
Jardine Matheson Holdings	7,046		408,175
Link REIT	66,022		585,505
Melco Resorts & Entertainment, ADR	7,348	[a]	79,579
MTR	49,756		271,146
New World Development	50,141		217,500
Power Assets Holdings	43,000		262,239
Sino Land	107,730	[b]	141,508
SITC International Holdings	30,000		101,600
SJM Holdings	59,530		44,453
Sun Hung Kai Properties	41,199		548,049
Swire Pacific, Cl. A	16,500		103,808
Swire Properties	40,400		108,263
Techtronic Industries	43,365		892,325
WH Group	256,885	[c]	180,270
Wharf Real Estate Investment	50,311		283,870
Xinyi Glass Holdings	58,000		163,627
			15,648,178
Ireland - 1.1%
CRH	24,473		1,173,502
DCC	3,227		269,660
Experian	28,604		1,310,217
Flutter Entertainment	5,300	[a]	1,002,344
James Hardie Industries-CDI	14,023		544,846
Kerry Group, Cl. A	5,051		677,903
Kingspan Group	4,877		561,752
Smurfit Kappa Group	7,720		404,182
			5,944,406
Israel - .6%
Azrieli Group	1,315		122,759
Bank Hapoalim	34,354		337,639
Bank Leumi Le-Israel	44,278		422,162

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Israel - .6% (continued)
Check Point Software Technologies	3,534	[a]	422,666
CyberArk Software	1,255	[a]	226,038
Elbit Systems	843		132,670
ICL Group	22,932		196,031
Israel Discount Bank, Cl. A	37,847	[a]	228,204
Mizrahi Tefahot Bank	4,405		159,949
NICE	1,935	[a]	544,357
Teva Pharmaceutical Industries, ADR	36,028	[a]	314,885
Wix.com	1,759	[a,b]	327,104
			3,434,464
Italy - 2.1%
Amplifon	4,027		204,597
Assicurazioni Generali	35,024		763,194
Atlantia	16,194		312,722
Davide Campari-Milano	16,174		229,601
DiaSorin	834		188,338
Enel	254,689		2,130,427
Eni	80,384		1,152,628
Ferrari	4,009		950,053
FinecoBank Banca Fineco	19,112		364,874
Infrastrutture Wireless Italiane	11,458	[b,c]	126,574
Intesa Sanpaolo	515,476		1,464,400
Mediobanca Banca Di Credito Finanziario	18,619		222,016
Moncler	5,941		426,627
Nexi	14,398	[a,c]	250,077
Poste Italiane	17,015	[c]	242,720
Prysmian	8,368		316,320
Recordati Industria Chimica E Farmaceutica	3,111		194,633
Snam	61,593		348,674
Telecom Italia	322,395		114,825
Telecom Italia-RSP	200,063		75,973
Terna Rete Elettrica Nazionale	45,330		337,570
UniCredit	67,545		892,009
			11,308,852
Japan - 22.8%
ABC-Mart	1,100		52,599
Acom	12,100		40,236
Advantest	6,100		499,346
Aeon	20,700		475,478
AGC	5,860		291,522
Aisin	4,500		164,444

Description	Shares	Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Ajinomoto	14,700	439,291
ANA Holdings	5,100	118,713
Asahi Group Holdings	14,500	656,078
Asahi Intecc	6,700	176,296
Asahi Kasei	38,500	404,170
Astellas Pharma	59,295	997,311
Azbil	4,000	170,213
Bandai Namco Holdings	6,250	476,365
Bridgestone	18,200	801,455
Brother Industries	7,400	142,708
Canon	31,817	714,085
Capcom	5,600	150,349
Casio Computer	6,400	90,181
Central Japan Railway	4,600	682,079
Chubu Electric Power	19,400	200,681
Chugai Pharmaceutical	21,384	796,823
Concordia Financial Group	35,600	141,494
Cosmos Pharmaceutical	700	106,681
CyberAgent	12,200	203,378
Dai Nippon Printing	6,800	167,651
Daifuku	3,100	284,229
Dai-ichi Life Holdings	32,300	680,574
Daiichi Sankyo	54,249	1,364,614
Daikin Industries	7,800	1,703,374
Daito Trust Construction	2,000	247,774
Daiwa House Industry	17,900	589,102
Daiwa House REIT Investment	59	169,274
Daiwa Securities Group	43,400	243,208
Denso	13,700	988,419
Dentsu Group	7,100	259,767
Disco	900	241,632
East Japan Railway	9,600	597,015
Eisai	7,500	528,208
ENEOS Holdings	93,926	378,753
FANUC	6,029	1,180,145
Fast Retailing	1,858	1,230,950
Fuji Electric	4,100	199,649
FUJIFILM Holdings	11,400	880,293
Fujitsu	6,080	1,046,896
GLP J-REIT	133	216,931
GMO Payment Gateway	1,300	164,703
Hakuhodo DY Holdings	7,700	125,524
Hamamatsu Photonics K.K.	4,500	266,111

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Hankyu Hanshin Holdings	7,300		225,773
Harmonic Drive Systems	1,400		63,137
Hikari Tsushin	700		107,787
Hino Motors	9,400		88,742
Hirose Electric	933		155,452
Hisamitsu Pharmaceutical	1,700		57,723
Hitachi	30,280		1,741,216
Hitachi Construction Machinery	3,400		108,138
Hitachi Metals	7,100		134,369
Honda Motor	50,959		1,497,361
Hoshizaki	1,800		150,980
Hoya	11,600		1,702,215
Hulic	7,700		73,842
Ibiden	3,400		203,150
Idemitsu Kosan	6,775		185,165
Iida Group Holdings	4,600		113,128
Inpex	30,600		255,593
Isuzu Motors	18,200		244,157
Ito En	1,800		119,710
ITOCHU	37,700		1,072,370
Itochu Techno-Solutions	3,200		100,794
Japan Airlines	4,700	[a]	101,072
Japan Exchange Group	15,600		368,665
Japan Post Bank	13,500		105,299
Japan Post Holdings	73,400		563,501
Japan Post Insurance	7,200		116,868
Japan Real Estate Investment	39		238,842
Japan Retail Fund Investment	224		205,378
Japan Tobacco	38,100		747,292
JFE Holdings	16,260		248,661
JSR	6,500		234,394
Kajima	14,800		181,794
Kakaku.com	4,500		148,651
Kansai Paint	5,800		133,989
Kao	15,300		863,297
KDDI	50,363		1,558,944
Keio	3,300		166,194
Keisei Electric Railway	3,800		121,860
Keyence	6,140		3,690,734
Kikkoman	4,400		359,798
Kintetsu Group Holdings	5,635	[a]	176,750
Kirin Holdings	25,300		439,739
Kobayashi Pharmaceutical	1,700		135,881

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Kobe Bussan	4,400		151,138
Koei Tecmo Holdings	1,820		84,313
Koito Manufacturing	3,400		192,112
Komatsu	27,800		723,568
Konami Holdings	3,000		164,773
Kose	1,100		127,300
Kubota	32,600		692,902
Kurita Water Industries	3,300		162,141
Kyocera	10,200		595,578
Kyowa Kirin	8,405		275,803
Lasertec	2,300		505,102
Lawson	1,800		87,019
Lion	7,500		124,698
LIXIL Group	8,724		223,812
M3	14,000		823,970
Makita	6,800		314,002
Marubeni	49,300		415,768
Mazda Motor	18,100		161,824
McDonald's Holdings	2,600		116,113
Medipal Holdings	6,100		109,985
MEIJI Holdings	3,942		248,677
Mercari	3,300	[a]	178,065
Minebea Mitsumi	11,000		277,473
MISUMI Group	8,938		373,283
Mitsubishi	39,298		1,245,399
Mitsubishi Chemical Holdings	38,980		322,408
Mitsubishi Electric	58,000		776,047
Mitsubishi Estate	36,500		553,385
Mitsubishi Gas Chemical	5,200		104,616
Mitsubishi HC Capital	20,700		103,523
Mitsubishi Heavy Industries	10,470		267,227
Mitsubishi UFJ Financial Group	382,390		2,088,509
Mitsui & Co.	48,100		1,093,882
Mitsui Chemicals	5,500		163,106
Mitsui Fudosan	29,086		663,128
Miura	2,900		111,064
Mizuho Financial Group	76,450		1,009,496
MonotaRO	8,200		185,620
MS&AD Insurance Group Holdings	14,057		454,609
Murata Manufacturing	17,900		1,358,971
Nabtesco	3,700		119,789
NEC	7,680		392,170
NEXON	14,800		250,746

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
NGK Insulators	8,300		137,781
NH Foods	2,700		94,876
Nidec	14,000		1,544,023
Nihon M&A Center	9,400		287,423
Nintendo	3,525		1,552,577
Nippon Building Fund	48		311,647
Nippon Express	2,452		153,176
Nippon Paint Holdings	22,200		237,436
Nippon Prologis REIT	62		206,984
Nippon Shinyaku	1,600		127,888
Nippon Steel	26,261		460,590
Nippon Telegraph & Telephone	41,000		1,146,813
Nippon Yusen KK	5,180		371,769
Nissan Chemical	4,100		227,708
Nissan Motor	70,900	[a]	359,181
Nisshin Seifun Group	6,638		104,775
Nissin Foods Holdings	2,100		160,483
Nitori Holdings	2,500		457,447
Nitto Denko	4,600		358,394
Nomura Holdings	97,000		468,085
Nomura Real Estate Holdings	3,800		92,320
Nomura Real Estate Master Fund	129		193,203
Nomura Research Institute	11,149		444,101
NSK	12,200		81,886
NTT Data	20,400		408,626
Obayashi	20,900		175,672
OBIC	2,100		386,743
Odakyu Electric Railway	9,600		207,456
Oji Holdings	24,200		119,753
Olympus	37,000		798,759
Omron	5,900		562,694
Ono Pharmaceutical	11,500		240,695
Oracle	1,300		122,615
Oriental Land	6,400		1,007,379
ORIX	38,700		765,681
Orix JREIT	83		137,563
Osaka Gas	12,000		193,306
Otsuka	3,700		181,794
Otsuka Holdings	12,300		484,985
Pan Pacific International Holdings	12,500		261,680
Panasonic	70,295		858,836
PeptiDream	3,100	[a]	74,879
Persol Holdings	5,900		157,886

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Pigeon	3,700		85,606
Pola Orbis Holdings	3,000		63,961
Rakuten	26,300		288,440
Recruit Holdings	42,500		2,823,514
Renesas Electronics	39,100	[a]	480,967
Resona Holdings	70,400		264,367
Ricoh	21,800		211,545
Rinnai	1,200		122,764
Rohm	2,700		245,896
Ryohin Keikaku	8,300		162,978
Santen Pharmaceutical	11,700		164,349
SBI Holdings	8,030		207,276
SCSK	4,800		96,863
Secom	6,600		448,146
Seiko Epson	9,000		159,982
Sekisui Chemical	12,500		204,540
Sekisui House	18,900		391,598
Seven & i Holdings	23,460		984,301
SG Holdings	10,400		260,057
Sharp	6,800		80,007
Shimadzu	7,800		315,832
Shimano	2,300		637,280
Shimizu	17,800		130,093
Shin-Etsu Chemical	11,100		1,972,630
Shionogi & Co.	8,400		545,899
Shiseido	12,600		837,420
SMC	1,800		1,072,972
Softbank	89,500		1,220,687
SoftBank Group	38,740		2,095,138
Sohgo Security Services	2,500		106,602
Sompo Holdings	9,970		432,828
Sony Group	39,580		4,563,116
Square Enix Holdings	2,500		136,653
Stanley Electric	4,100		103,098
Subaru	19,400		379,234
Sumco	9,000		170,880
Sumitomo	35,600		505,069
Sumitomo Chemical	48,800		239,772
Sumitomo Dainippon Pharma	5,900		83,188
Sumitomo Electric Industries	23,700		313,262
Sumitomo Metal Mining	8,100		314,335
Sumitomo Mitsui Financial Group	40,700		1,328,754
Sumitomo Mitsui Trust Holdings	10,564		347,947

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Sumitomo Realty & Development	9,400		338,969
Suntory Beverage & Food	4,100		158,820
Suzuki Motor	11,300		503,159
Sysmex	5,200		641,930
T&D Holdings	17,400		223,196
Taisei	6,200		194,200
Taisho Pharmaceutical Holdings	1,000		53,521
Taiyo Nippon Sanso	5,000		117,789
Takeda Pharmaceutical	49,223		1,383,297
TDK	12,000		434,832
Terumo	20,500		902,558
The Chiba Bank	17,400		107,782
The Kansai Electric Power Company	20,999		193,086
The Shizuoka Bank	14,500		116,662
THK	3,800		81,451
TIS	7,100		192,801
Tobu Railway	6,100		151,517
Toho	3,800		178,372
Toho Gas	2,600		76,877
Tohoku Electric Power	14,300		92,719
Tokio Marine Holdings	19,900		1,047,249
Tokyo Century	1,400		79,842
Tokyo Electric Power Holdings	49,872	[a]	137,834
Tokyo Electron	4,700		2,179,381
Tokyo Gas	11,300		196,207
Tokyu	14,910		209,571
Toppan Printing	8,400		135,093
Toray Industries	45,600		283,622
Toshiba	12,600		542,803
Tosoh	8,300		139,747
TOTO	4,200		202,676
Toyo Suisan Kaisha	2,900		124,931
Toyota Industries	4,500		381,399
Toyota Motor	332,775		5,858,417
Toyota Tsusho	6,600		285,484
Trend Micro	4,400		248,230
Tsuruha Holdings	1,300		160,254
Unicharm	12,800		515,706
United Urban Investment	95		118,359
USS	7,000		112,393
Welcia Holdings	3,200		119,465
West Japan Railway	6,400		301,147
Yakult Honsha	3,900		196,411

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Japan - 22.8% (continued)
Yamada Holdings	19,000		72,516
Yamaha	4,000		251,985
Yamaha Motor	9,100		252,700
Yamato Holdings	8,800		215,956
Yaskawa Electric	7,500		323,755
Yokogawa Electric	7,300		145,520
Z Holdings	81,400		504,219
ZOZO	4,000		127,923
			124,390,038
Jordan - .0%
Hikma Pharmaceuticals	5,763		189,839
Luxembourg - .3%
ArcelorMittal	22,751		771,252
Aroundtown	32,480		225,657
Eurofins Scientific	4,221		497,414
Tenaris	15,837		176,302
			1,670,625
Macau - .0%
Sands China	73,413		167,763
Wynn Macau	55,200		49,663
			217,426
Netherlands - 6.4%
ABN AMRO Bank-CVA	12,356	[c]	181,772
Adyen	616	[a,c]	1,858,927
Aegon	59,237		300,276
Akzo Nobel	6,056		696,013
argenx	1,409	[a]	421,697
ASM International	1,457		659,232
ASML Holding	13,180		10,672,874
EXOR	3,538		333,329
Heineken	8,258		914,721
Heineken Holding	3,620		335,615
ING Groep	121,826		1,847,701
JDE Peet's	2,269		66,072
Just Eat Takeaway.com	5,669	[a,c]	407,095
Koninklijke Ahold Delhaize	33,131		1,077,363
Koninklijke DSM	5,517		1,205,695
Koninklijke KPN	105,414		315,004
Koninklijke Philips	28,430		1,338,430
Koninklijke Vopak	2,264		90,031
NN Group	8,813		471,900
Prosus	28,989		2,553,895
QIAGEN	7,053	[a]	388,014

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Netherlands - 6.4% (continued)
Randstad	3,896		280,135
Royal Dutch Shell, Cl. A	128,432		2,954,620
Royal Dutch Shell, Cl. B	115,995		2,674,853
Stellantis	49,044		977,986
Stellantis	14,164		282,248
Universal Music Group	22,612		656,493
Wolters Kluwer	8,514		892,096
			34,854,087
New Zealand - .3%
Auckland International Airport	40,601	[a]	232,466
Fisher & Paykel Healthcare	17,646		394,654
Mercury NZ	22,832		100,377
Meridian Energy	43,406		155,213
Ryman Healthcare	13,879		143,715
Spark New Zealand	56,305		184,189
The a2 Milk Company	24,534	[a]	115,508
Xero	4,050	[a]	455,499
			1,781,621
Norway - .7%
Adevinta	8,938	[a]	147,117
DNB Bank	29,492		701,002
Equinor	30,986		784,012
Gjensidige Forsikring	6,584		163,745
Mowi	13,799		399,535
Norsk Hydro	40,641		297,691
Orkla	23,327		226,867
Schibsted, Cl. A	2,321		119,705
Schibsted, Cl. B	2,886		130,295
Telenor	21,994		347,175
Yara International	5,281		275,555
			3,592,699
Poland - .0%
InPost	5,328	[a]	75,980
Portugal - .2%
Banco Espirito Santo	118,053	[a,d]	0
EDP - Energias de Portugal	87,697		495,129
Galp Energia	16,653		173,104
Jeronimo Martins	8,281		187,628
			855,861
Singapore - 1.2%
Ascendas Real Estate Investment Trust	106,827		244,787
CapitaLand Integrated Commercial Trust	160,577		256,018
Capitaland Investment	86,000	[a]	219,385

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Singapore - 1.2% (continued)
City Developments	13,900	[b]	75,453
DBS Group Holdings	56,248		1,315,165
Genting Singapore	199,727		115,526
Keppel	47,400		189,108
Mapletree Commercial Trust	71,200		115,103
Mapletree Logistics Trust	94,900		142,156
Oversea-Chinese Banking	106,924		935,635
Sea, ADR	1,995	[a]	685,422
Singapore Airlines	42,933	[a,b]	165,556
Singapore Exchange	26,200		188,073
Singapore Technologies Engineering	51,400		145,986
Singapore Telecommunications	253,351		469,690
United Overseas Bank	37,463		743,148
UOL Group	15,111		81,018
Venture	7,900		110,196
Wilmar International	63,800		204,387
			6,401,812
Spain - 2.4%
ACS Actividades de Construccion y Servicios	7,560		197,772
Aena SME	2,415	[a,c]	395,450
Amadeus IT Group	14,351		959,551
Banco Bilbao Vizcaya Argentaria	208,010		1,457,666
Banco Santander	542,496		2,054,776
CaixaBank	136,199		391,253
Cellnex Telecom	15,449	[c]	949,744
EDP Renovaveis	7,677		213,878
Enagas	8,154		182,912
Endesa	10,362		238,911
Ferrovial	15,159		477,699
Grifols	8,950		204,803
Iberdrola	185,357		2,188,796
Industria de Diseno Textil	33,992		1,227,568
Natural Energy Group	7,460		196,018
Red Electrica	13,058		271,862
Repsol	46,517		594,521
Siemens Gamesa Renewable Energy	7,851	[a]	212,645
Telefonica	164,184	[a]	714,490
			13,130,315
Sweden - 3.5%
Alfa Laval	9,624		412,057
Assa Abloy, Cl. B	31,752		929,859
Atlas Copco, Cl. A	20,963		1,346,924

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Sweden - 3.5% (continued)
Atlas Copco, Cl. B	12,381		669,652
Boliden	8,570		302,265
Electrolux, Cl. B	7,243		164,376
Embracer Group	13,664	[a,b]	127,030
Epiroc, Cl. A	20,825		518,200
Epiroc, Cl. B	11,988		254,752
EQT	8,903		469,201
Essity, Cl. B	19,306		624,500
Evolution	5,406	[c]	874,478
Fastighets AB Balder, CI. B	3,461	[a]	250,749
Hennes & Mauritz, Cl. B	23,102		433,149
Hexagon, Cl. B	62,401		1,002,718
Husqvarna, Cl. B	13,710		195,002
ICA Gruppen	3,387		175,108
Industrivarden, Cl. A	4,011		132,268
Industrivarden, Cl. C	5,219		169,490
Investment AB Latour, Cl. B	4,514		163,572
Investor, Cl. B	56,876		1,310,638
Kinnevik, Cl. B	7,939	[a]	311,209
L E Lundbergforetagen, Cl. B	2,481		142,886
Lundin Energy	6,599		260,641
Nibe Industrier, Cl. B	43,917		653,795
Sandvik	35,947		910,395
Securitas, Cl. B	10,223		169,034
Sinch	13,432	[a,c]	254,704
Skandinaviska Enskilda Banken, Cl. A	51,645		807,329
Skanska, Cl. B	11,135		282,654
SKF, Cl. B	12,334		285,802
Svenska Cellulosa, Cl. B	18,457		287,773
Svenska Handelsbanken, Cl. A	46,135		528,286
Swedbank, Cl. A	28,658		621,480
Swedish Match	50,556		444,926
Tele2, Cl. B	15,025		211,956
Telefonaktiebolaget LM Ericsson, Cl. B	90,897		994,914
Telia	81,229		319,648
Volvo, Cl. A	5,334		125,959
Volvo, Cl. B	45,316		1,054,911
			19,194,290
Switzerland - 10.3%
ABB	54,262		1,795,103
Adecco Group	4,857		244,388
Alcon	15,566		1,286,286
Baloise Holding	1,499		239,028

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
Switzerland - 10.3% (continued)
Banque Cantonale Vaudoise	1,000		80,494
Barry Callebaut	116		268,336
Chocoladefabriken Lindt & Spruengli	3		360,092
Chocoladefabriken Lindt & Spruengli-PC	32		377,108
Cie Financiere Richemont, CI. A	16,333		2,017,543
Clariant	7,016		147,584
Coca-Cola HBC	6,016		208,547
Credit Suisse Group	77,810		810,053
EMS-Chemie Holding	217		215,080
Geberit	1,179		920,434
Givaudan	288		1,355,387
Glencore	311,842		1,558,782
Holcim	16,677		832,575
Julius Baer Group	6,875		496,928
Kuehne + Nagel International	1,711		538,752
Logitech International	5,497		457,603
Lonza Group	2,328		1,908,472
Nestle	90,532		11,946,348
Novartis	69,721		5,759,826
Partners Group Holding	708		1,235,288
Roche Holding	22,070		8,534,167
Roche Holding-BR	1,036		444,679
Schindler Holding	652		167,201
Schindler Holding-PC	1,248		324,676
SGS	191		564,906
Sika	4,429		1,499,552
Sonova Holding	1,749		722,637
STMicroelectronics	21,716		1,027,118
Straumann Holding	319		662,667
Swiss Life Holding	986		541,245
Swiss Prime Site	2,334		237,071
Swiss Re	9,599		929,287
Swisscom	797		433,841
Temenos	2,154		329,005
The Swatch Group	1,631		86,645
The Swatch Group-BR	878		240,884
UBS Group	114,635		2,083,988
Vifor Pharma	1,548		199,671
Zurich Insurance Group	4,706		2,086,244
			56,175,521
United Arab Emirates - .0%
NMC Health	4,176	[a,d]	1

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
United Kingdom - 12.5%
3i Group	30,756		574,123
abrdn	67,966		236,258
Admiral Group	6,006		235,900
Anglo American	40,465		1,540,903
Ashtead Group	14,234		1,192,952
Associated British Foods	11,171		273,351
AstraZeneca	48,579		6,045,945
Auto Trader Group	29,218	[c]	242,157
AVEVA Group	3,635		176,999
Aviva	124,711		673,647
BAE Systems	102,320		772,686
Barclays	538,350		1,490,095
Barratt Developments	32,812		297,719
BP	637,271		3,054,225
British American Tobacco	68,271		2,379,253
BT Group	283,519	[a]	538,946
Bunzl	10,306		381,098
Burberry Group	12,355		326,164
CNH Industrial	32,351		558,349
Coca-Cola European Partners	6,440		339,066
Compass Group	55,586		1,179,119
Croda International	4,405		570,172
Diageo	73,370		3,646,910
Direct Line Insurance Group	44,461		177,917
Entain	18,474		517,788
Evraz	16,226		138,033
Ferguson	7,109		1,069,706
GlaxoSmithKline	157,695		3,255,762
Halma	11,669		473,020
Hargreaves Lansdown	11,463		241,120
HSBC Holdings	638,743		3,859,380
Imperial Brands	30,023		633,577
Informa	47,066	[a]	334,557
InterContinental Hotels Group	5,581	[a]	390,907
Intertek Group	4,937		330,732
J Sainsbury	51,507		211,047
JD Sports Fashion	16,621		247,484
Johnson Matthey	5,834		218,206
Kingfisher	64,325		294,907
Land Securities Group	22,692		213,349
Legal & General Group	189,384		748,775
Lloyds Banking Group	2,211,665		1,520,046
London Stock Exchange Group	10,355		1,006,165

Description	Shares		Value ($)
Common Stocks - 98.4% (continued)
United Kingdom - 12.5% (continued)
M&G	78,337		214,202
Melrose Industries	141,082		304,677
Mondi	14,878		371,593
National Grid	110,791		1,418,282
Natwest Group	163,628		495,116
Next	4,195		457,333
Ocado Group	14,891	[a]	367,435
Pearson	22,794		187,917
Persimmon	10,047		374,133
Phoenix Group Holdings	19,572		175,872
Prudential	81,508		1,667,081
Reckitt Benckiser Group	22,294		1,807,744
RELX	60,406		1,871,618
Rentokil Initial	58,415		470,390
Rio Tinto	35,168		2,194,931
Rolls-Royce Holdings	255,070	[a]	460,222
Schroders	3,696		183,105
Segro	37,051		655,377
Severn Trent	7,447		279,046
Smith & Nephew	27,798		477,439
Smiths Group	12,658		234,815
Spirax-Sarco Engineering	2,266		483,932
SSE	33,721		758,457
St. James's Place	16,887		365,034
Standard Chartered	82,577		559,290
Taylor Wimpey	118,621		250,895
Tesco	245,834		908,041
The Berkeley Group Holdings	3,672		218,852
The British Land Company	26,702		180,632
The Sage Group	34,355		334,194
Unilever	30,553		1,635,737
Unilever	51,955		2,781,378
United Utilities Group	22,017		312,914
Vodafone Group	846,029		1,250,923
Whitbread	6,093	[a]	272,671
WPP	38,738		559,837
			68,149,630
Total Common Stocks (cost $302,660,601)			537,625,588

STATEMENT OF INVESTMENTS (continued)

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - .6%
Germany - .6%
Bayerische Motoren Werke	2.49	1,866		158,762
Fuchs Petrolub	2.36	2,239		107,258
Henkel & Co.	2.39	5,644		504,863
Porsche Automobil Holding	2.57	4,717		489,775
Sartorius	0.13	828		536,397
Volkswagen	2.63	5,794		1,298,180
Total Preferred Stocks (cost $1,423,798)				3,095,235
		Number of Rights
Rights - .0%
Australia - .0%
Aristocrat Leisure expiring 12/8/2021 (cost $0)		862		3,068
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $469,072)	0.06	469,072	[e]	469,072

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $610,011)	0.02	610,011	[e]	610,011
Total Investments (cost $305,163,482)		99.2%		541,802,974
Cash and Receivables (Net)		.8%		4,230,399
Net Assets		100.0%		546,033,373

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

CVA—Company Voluntary Arrangement

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $2,865,501 and the value of the collateral was $3,186,488, consisting of cash collateral of $610,011 and U.S. Government & Agency securities valued at $2,576,477. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, these securities were valued at $10,426,499 or 1.91% of net assets.

d The fund held Level 3 securities at October 31, 2021. These securities were valued at $1 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.1
Pharmaceuticals Biotechnology & Life Sciences	9.7
Banks	8.7
Materials	7.2
Food, Beverage & Tobacco	6.1
Consumer Durables & Apparel	5.0
Insurance	4.9
Automobiles & Components	4.1
Diversified Financials	3.7
Software & Services	3.6
Energy	3.5
Semiconductors & Semiconductor Equipment	3.4
Utilities	3.3
Telecommunication Services	2.9
Health Care Equipment & Services	2.8
Real Estate	2.8
Household & Personal Products	2.6
Technology Hardware & Equipment	2.6
Transportation	2.2
Retailing	2.2
Commercial & Professional Services	2.1
Media & Entertainment	1.6
Consumer Services	1.5
Food & Staples Retailing	1.4
Investment Companies	.2
99.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 10/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,952	78,883,895	(78,428,775)	469,072.1		2,158
Investment of Cash Collateral for Securities Loaned; ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,004,872	1,800,458	(3,805,330)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	9,395,966	(8,785,955)	610,011.1		8,849†††
Total	2,018,824	90,080,319	(91,020,060)	1,079,083.2		11,007

† Includes reinvested dividends/distributions.

††  Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES
October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	27	12/17/2021	3,139,961	3,158,460	18,499
Gross Unrealized Appreciation				18,499

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
Japanese Yen	1,347,840	Norwegian Krone	100,000	11/2/2021	(11)
Morgan Stanley
Japanese Yen	17,940,000	United States Dollar	157,302	11/2/2021	105
UBS Securities
United States Dollar	934,582	Euro	800,000	11/1/2021	9,728
Gross Unrealized Appreciation					9,833
Gross Unrealized Depreciation					(11)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,865,501)—Note 1(c):
Unaffiliated issuers	304,084,399	540,723,891
Affiliated issuers	1,079,083	1,079,083
Cash		31,285
Cash denominated in foreign currency	525,787	525,637
Tax reclaim receivable—Note 1(b)		2,673,580
Dividends and securities lending income receivable		1,363,665
Receivable for investment securities sold		868,987
Receivable for shares of Common Stock subscribed		339,530
Cash collateral held by broker—Note 4		193,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		9,833
		547,808,491
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		214,984
Payable for shares of Common Stock redeemed		734,724
Liability for securities on loan—Note 1(c)		610,011
Payable for investment securities purchased		182,635
Payable for futures variation margin—Note 4		22,322
Directors’ fees and expenses payable		10,431
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		11
		1,775,118
Net Assets ($)		546,033,373
Composition of Net Assets ($):
Paid-in capital		375,855,326
Total distributable earnings (loss)		170,178,047
Net Assets ($)		546,033,373

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	303,692,867	242,340,506
Shares Outstanding	14,616,173	11,653,064
Net Asset Value Per Share ($)	20.78	20.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $1,499,301 foreign taxes withheld at source):
Unaffiliated issuers	14,517,522
Affiliated issuers	2,158
Income from securities lending—Note 1(c)	8,849
Total Income	14,528,529
Expenses:
Management fee—Note 3(a)	1,951,829
Shareholder servicing costs—Note 3(b)	803,473
Directors’ fees—Note 3(a,c)	38,545
Loan commitment fees—Note 2	9,826
Interest expense—Note 2	4,057
Total Expenses	2,807,730
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(38,545)
Net Expenses	2,769,185
Investment Income—Net	11,759,344
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,988,659
Net realized gain (loss) on futures	1,299,286
Net realized gain (loss) on forward foreign currency exchange contracts	(18,168)
Net Realized Gain (Loss)	22,269,777
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	120,191,278
Net change in unrealized appreciation (depreciation) on futures	43,566
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	11,261
Net Change in Unrealized Appreciation (Depreciation)	120,246,105
Net Realized and Unrealized Gain (Loss) on Investments	142,515,882
Net Increase in Net Assets Resulting from Operations	154,275,226

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	11,759,344	10,534,969
Net realized gain (loss) on investments	22,269,777	(15,775,438)
Net change in unrealized appreciation (depreciation) on investments	120,246,105	(40,246,223)
Net Increase (Decrease) in Net Assets Resulting from Operations	154,275,226	(45,486,692)
Distributions ($):
Distributions to shareholders:
Investor Shares	(5,282,901)	(10,250,790)
Class I	(4,218,841)	(8,149,102)
Total Distributions	(9,501,742)	(18,399,892)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	62,897,358	72,181,155
Class I	38,174,747	83,218,591
Distributions reinvested:
Investor Shares	5,214,308	10,108,504
Class I	1,550,599	2,849,091
Cost of shares redeemed:
Investor Shares	(140,275,557)	(122,621,734)
Class I	(51,038,776)	(129,419,920)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(83,477,321)	(83,684,313)
Total Increase (Decrease) in Net Assets	61,296,163	(147,570,897)
Net Assets ($):
Beginning of Period	484,737,210	632,308,107
End of Period	546,033,373	484,737,210
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	3,160,369	4,500,560
Shares issued for distributions reinvested	275,889	566,938
Shares redeemed	(7,150,523)	(7,638,466)
Net Increase (Decrease) in Shares Outstanding	(3,714,265)	(2,570,968)
Class Ia
Shares sold	1,929,266	5,486,668
Shares issued for distributions reinvested	82,129	159,993
Shares redeemed	(2,597,454)	(8,596,354)
Net Increase (Decrease) in Shares Outstanding	(586,059)	(2,949,693)

[a]	During the period ended October 31, 2021, 30,028 Class I shares representing $600,030 were exchanged for 30,019 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.85	17.52	16.24	17.90	15.01
Investment Operations:
Investment income—net[a]	.39	.29	.46	.40	.35
Net realized and unrealized gain (loss) on investments	4.85	(1.46)	1.22	(1.67)	2.96
Total from Investment Operations	5.24	(1.17)	1.68	(1.27)	3.31
Distributions:
Dividends from investment income—net	(.31)	(.50)	(.40)	(.39)	(.42)
Net asset value, end of period	20.78	15.85	17.52	16.24	17.90
Total Return (%)	33.21	(7.01)	10.79	(7.30)	22.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.00	1.80	2.76	2.24	2.20
Portfolio Turnover Rate	2.99	3.15	7.58	7.48	9.18
Net Assets, end of period ($ x 1,000)	303,693	290,572	366,092	338,147	456,213

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	15.86	17.53	16.26	17.92	15.02
Investment Operations:
Investment income—net[a]	.45	.33	.50	.46	.42
Net realized and unrealized gain (loss) on investments	4.84	(1.46)	1.22	(1.69)	2.94
Total from Investment Operations	5.29	(1.13)	1.72	(1.23)	3.36
Distributions:
Dividends from investment income—net	(.35)	(.54)	(.45)	(.43)	(.46)
Net asset value, end of period	20.80	15.86	17.53	16.26	17.92
Total Return (%)	33.58	(6.78)	11.06	(7.06)	23.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.36	.36	.36	.36
Ratio of net expenses to average net assets	.35	.35	.35	.35	.35
Ratio of net investment income to average net assets	2.26	2.04	3.02	2.55	2.48
Portfolio Turnover Rate	2.99	3.15	7.58	7.48	9.18
Net Assets, end of period ($ x 1,000)	242,341	194,165	266,216	215,019	155,546
a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of

NOTES TO FINANCIAL STATEMENTS (continued)

authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of

NOTES TO FINANCIAL STATEMENTS (continued)

the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	535,864,540	1,761,047	††	1	537,625,588
Equity Securities - Preferred Stocks	3,095,235	-		-	3,095,235
Investment Companies	1,079,083	-		-	1,079,083
Rights	3,068	-		-	3,068
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	9,833		-	9,833
Futures†††	18,499	-		-	18,499
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(11)		-	(11)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Common Stock ($)
Balance as of 10/31/2020	1
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2021†	1
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2021	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $1,173 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,390,922,

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated capital losses $53,585,724 and unrealized appreciation $206,372,849.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. The fund has $53,585,724 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $9,501,742 and $18,399,892, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $342,192 with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees,

Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $38,545.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, the fund was charged $803,473 pursuant to the Shareholder Services Plan.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $160,568 and Shareholder Services Plan fees of $63,799, which are offset against an expense reimbursement currently in effect in the amount of $9,383.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward contracts, during the period ended October 31, 2021, amounted to $16,124,195 and $95,287,938, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’

NOTES TO FINANCIAL STATEMENTS (continued)

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021, are set forth in the Statement of Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	18,499	[1]	Equity risk	-
Foreign exchange risk	9,833	[2]	Foreign exchange risk	(11)	[2]
Gross fair value of derivative contracts	28,332			(11)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Total
Equity	1,299,286		-		1,299,286
Foreign exchange	-		(18,168)		(18,168)
Total	1,299,286		(18,168)		1,281,118

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Forward Contracts	[4]	Total
Equity	43,566		-		43,566
Foreign exchange	-		11,261		11,261
Total	43,566		11,261		54,827

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net change in unrealized appreciation (depreciation) on futures.
[4]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	18,499	-
Forward contracts	9,833	(11)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	28,332	(11)
Derivatives not subject to
Master Agreements	(18,499)	-
Total gross amount of assets
and liabilities subject to
Master Agreements	9,833	(11)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Morgan Stanley	105		-	-	105
UBS Securities	9,728		-	-	9,728
Total	9,833		-	-	9,833

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(11)		-	-	(11)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	6,221,774
Forward contracts	1,649,171

At October 31, 2021, the cost of investments for federal income tax purposes was $335,455,433; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $206,357,363 consisting of $259,785,792 gross unrealized appreciation and $53,428,429 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon International Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2021:

- the total amount of taxes paid to foreign countries was $1,650,063

- the total amount of income sourced from foreign countries was $17,153,956

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2022. For the fiscal year ended October 31, 2021, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,621,103 represents the maximum amount that may be considered qualified dividend income.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon International Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0079AR1021

BNY Mellon S&P 500 Index Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon S&P 500 Index Fund produced a total return of 42.21%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 42.90% for the same period.2

Large-cap equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $9.8 billion, to the extent consistent with market conditions.

Stocks Gain on Economic Growth and Government Stimulus

Investor sentiment turned optimistic in November 2020 with the resolution in the U.S. presidential election and progress toward a COVID-19 vaccine. Vaccine approvals and passage of the latest in a series of pandemic-related U.S. fiscal stimulus packages in December helped to support the stock market rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that had been hard hit by the pandemic, such as travel and leisure names.

In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. The Index continued to gain ground despite increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus. Stocks dipped in September as U.S. economic growth showed evidence of slowing, and the U.S. Federal Reserve (the “Fed”) raised its inflation estimates while stating its intention to begin tapering its quantitative easing program in November. However, equities rebounded in October as a majority of companies reported better-than-expected earnings. By the end of the period, the Index had once more reached new record territory.

Energy and Financials Lead the Market

Oil and gas prices soared during the period in response to increasing demand from economic reopenings and pandemic-related supply bottlenecks. Most energy stocks benefited, with the sector leading the Index higher. Within financials, the next-best performing sector, banking profitability was supported by the steepening yield curve, rising interest rates, high levels of

2

capital market trading and volatility, and increasing numbers of mergers and acquisitions. Information technology, the largest sector in the Index, also outperformed as a wide range of technology-based products and services were increasingly integrated into corporate and daily life.

The weakest-performing sectors in the Index included utilities and consumer staples. Utilities were hurt by rising energy costs, which many were unable to pass along to consumers due to regulatory constraints. Climate change-related extreme weather events in some areas, such as Texas, further undermined utility company profitability. Consumer staples companies faced increasing costs as supply-chain disruptions and rising inflationary pressures drove prices for agricultural products and industrial materials higher.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that equity markets are likely to face a number of headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. At the same time, we see no indications of an end to the current growth cycle as global economies continue to reopen in the wake of the pandemic, potentially setting the stage for further market appreciation. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon S&P 500 Index Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon S&P 500 Index Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	1 Year	5 Years	10 Years
Fund	42.21%	18.33%	15.64%
S&P 500® Index	42.90%	18.92%	16.20%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon S&P 500 Index Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

Expenses paid per $1,000†	$2.65
Ending value (after expenses)	$1,106.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68
†	Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
October 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.4%
Automobiles & Components - 2.8%
Aptiv	17,745	[a]	3,067,933
BorgWarner	15,670		706,247
Ford Motor	253,574		4,331,044
General Motors	95,151	[a]	5,179,069
Tesla	52,690	[a]	58,696,660
			71,980,953
Banks - 4.4%
Bank of America	480,639		22,964,931
Citigroup	131,406		9,088,039
Citizens Financial Group	27,803		1,317,306
Comerica	8,524		725,307
Fifth Third Bancorp	44,841		1,951,929
First Republic Bank	11,656		2,521,542
Huntington Bancshares	92,494		1,455,856
JPMorgan Chase & Co.	194,011		32,960,529
KeyCorp	61,286		1,426,125
M&T Bank	8,386		1,233,748
People's United Financial	28,144		482,388
Regions Financial	62,407		1,477,798
SVB Financial Group	3,633	[a]	2,606,314
The PNC Financial Services Group	27,789		5,864,313
Truist Financial	86,399		5,483,745
U.S. Bancorp	87,337		5,272,535
Wells Fargo & Co.	266,372		13,627,592
Zions Bancorp	10,872		684,827
			111,144,824
Capital Goods - 5.3%
3M	37,864		6,765,540
A.O. Smith	9,109		665,595
Allegion	5,791		742,985
AMETEK	15,277		2,022,675
Carrier Global	54,331		2,837,708
Caterpillar	35,466		7,235,419
Cummins	9,332		2,238,187
Deere & Co.	18,573		6,357,724
Dover	9,387		1,587,154
Eaton	25,768		4,245,536
Emerson Electric	39,015		3,784,845
Fastenal	37,997		2,168,869
Fortive	22,714		1,719,677
Fortune Brands Home & Security	9,241		937,037

6

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Capital Goods - 5.3% (continued)
Generac Holdings	4,053	[a]	2,020,664
General Dynamics	15,246		3,091,126
General Electric	71,126		7,458,984
Honeywell International	44,763		9,786,087
Howmet Aerospace	25,986		771,524
Huntington Ingalls Industries	2,524		511,691
IDEX	4,829		1,074,791
Illinois Tool Works	18,530		4,222,431
Ingersoll Rand	25,751		1,384,374
Johnson Controls International	46,444		3,407,596
L3Harris Technologies	12,968		2,989,643
Lockheed Martin	16,128		5,359,657
Masco	16,481		1,080,330
Northrop Grumman	9,725		3,473,964
Otis Worldwide	26,727		2,146,445
PACCAR	22,320		2,000,318
Parker-Hannifin	8,462		2,509,745
Pentair	11,243	[b]	831,645
Quanta Services	9,003		1,091,884
Raytheon Technologies	97,743		8,685,443
Rockwell Automation	7,703		2,460,338
Roper Technologies	6,806		3,320,443
Snap-on	3,689		749,715
Stanley Black & Decker	10,686		1,920,595
Textron	14,239		1,051,550
The Boeing Company	35,709	[a]	7,392,834
Trane Technologies	15,711		2,842,591
TransDigm Group	3,465	[a]	2,161,536
United Rentals	4,649	[a]	1,762,482
W.W. Grainger	2,950		1,366,175
Westinghouse Air Brake Technologies	11,533		1,046,389
Xylem	11,658		1,522,418
			134,804,359
Commercial & Professional Services - .9%
Cintas	5,792		2,508,515
Copart	14,106	[a]	2,190,521
Equifax	7,913		2,195,304
IHS Markit	26,255		3,432,054
Jacobs Engineering Group	8,294		1,164,643
Leidos Holdings	8,880		887,822
Nielsen Holdings	24,601		498,170
Republic Services	13,889		1,869,459
Robert Half International	7,536		852,096

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Commercial & Professional Services - .9% (continued)
Rollins	13,970		492,163
Verisk Analytics	10,387		2,184,074
Waste Management	25,287		4,051,736
			22,326,557
Consumer Durables & Apparel - 1.1%
D.R. Horton	21,703		1,937,427
Garmin	10,023		1,439,303
Hanesbrands	25,020		426,341
Hasbro	8,755		838,379
Leggett & Platt	8,158		382,202
Lennar, Cl. A	18,030		1,801,738
Mohawk Industries	3,552	[a]	629,450
Newell Brands	25,016		572,616
NIKE, Cl. B	82,903		13,868,843
NVR	224	[a]	1,096,435
PulteGroup	16,371		787,118
PVH	4,675	[a]	511,118
Ralph Lauren	3,183		404,782
Tapestry	19,155		746,662
Under Armour, Cl. A	13,931	[a]	305,925
Under Armour, Cl. C	11,961	[a]	225,824
VF	21,890		1,595,343
Whirlpool	4,285		903,407
			28,472,913
Consumer Services - 1.9%
Booking Holdings	2,686	[a]	6,502,215
Caesars Entertainment	14,048	[a]	1,537,694
Carnival	51,123	[a,b]	1,132,886
Chipotle Mexican Grill	1,832	[a]	3,259,183
Darden Restaurants	8,498		1,224,902
Domino's Pizza	2,440		1,193,087
Expedia Group	9,487	[a]	1,559,758
Hilton Worldwide Holdings	18,443	[a]	2,654,870
Las Vegas Sands	22,807	[a]	885,140
Marriott International, Cl. A	17,951	[a]	2,872,519
McDonald's	48,438		11,893,951
MGM Resorts International	26,365		1,243,373
Norwegian Cruise Line Holdings	25,213	[a,b]	648,478
Penn National Gaming	10,027	[a,b]	717,933
Royal Caribbean Cruises	14,191	[a]	1,198,146
Starbucks	76,427		8,106,612
Wynn Resorts	7,165	[a]	643,417

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Consumer Services - 1.9% (continued)
Yum! Brands	19,052		2,380,357
			49,654,521
Diversified Financials - 5.1%
American Express	41,694		7,245,583
Ameriprise Financial	7,387		2,231,834
Berkshire Hathaway, Cl. B	120,354	[a]	34,542,802
BlackRock	9,271		8,746,818
Capital One Financial	29,155		4,403,280
Cboe Global Markets	6,867		906,032
CME Group	23,466		5,175,426
Discover Financial Services	19,490		2,208,607
Franklin Resources	18,256		574,881
Intercontinental Exchange	36,782		5,092,836
Invesco	22,623		574,850
MarketAxess Holdings	2,416		987,347
Moody's	10,597		4,282,778
Morgan Stanley	94,633		9,726,380
MSCI	5,324		3,539,821
Nasdaq	7,480		1,569,828
Northern Trust	13,723		1,688,478
Raymond James Financial	12,414		1,223,896
S&P Global	15,612		7,402,586
State Street	23,007		2,267,340
Synchrony Financial	36,526		1,696,633
T. Rowe Price Group	14,910		3,233,681
The Bank of New York Mellon	51,719		3,061,765
The Charles Schwab	97,275		7,979,468
The Goldman Sachs Group	21,849		9,031,284
			129,394,234
Energy - 2.8%
APA	24,847		651,240
Baker Hughes	47,842	[b]	1,199,877
Chevron	125,455		14,363,343
ConocoPhillips	87,583		6,524,058
Coterra Energy	47,807		1,019,245
Devon Energy	40,507		1,623,521
Diamondback Energy	11,225		1,203,208
EOG Resources	37,710		3,486,667
Exxon Mobil	274,722		17,711,327
Halliburton	59,611		1,489,679
Hess	17,811		1,470,654
Kinder Morgan	126,666		2,121,655
Marathon Oil	51,681		843,434

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Energy - 2.8% (continued)
Marathon Petroleum	41,158		2,713,547
Occidental Petroleum	55,436		1,858,769
ONEOK	29,362		1,868,010
Phillips 66	29,086		2,175,051
Pioneer Natural Resources	14,634		2,736,265
Schlumberger	91,707		2,958,468
The Williams Companies	79,426		2,231,076
Valero Energy	26,676		2,062,855
			72,311,949
Food & Staples Retailing - 1.4%
Costco Wholesale	28,676		14,095,401
Sysco	33,313		2,561,770
The Kroger Company	45,028		1,802,021
Walgreens Boots Alliance	46,675		2,194,658
Walmart	92,701		13,851,383
			34,505,233
Food, Beverage & Tobacco - 2.8%
Altria Group	119,385		5,266,072
Archer-Daniels-Midland	37,070		2,381,377
Brown-Forman, Cl. B	12,435		844,212
Campbell Soup	13,732		548,593
Conagra Brands	31,174		1,003,803
Constellation Brands, Cl. A	10,840		2,350,220
General Mills	39,075		2,414,835
Hormel Foods	17,848		755,327
Kellogg	16,417		1,006,362
Lamb Weston Holdings	9,301		525,041
McCormick & Co.	16,202		1,299,886
Molson Coors Beverage, Cl. B	13,142		579,431
Mondelez International, Cl. A	91,389		5,550,968
Monster Beverage	24,546	[a]	2,086,410
PepsiCo	89,662		14,489,379
Philip Morris International	101,051		9,553,362
The Coca-Cola Company	252,025		14,206,649
The Hershey Company	9,418		1,651,446
The J.M. Smucker Company	7,092	[b]	871,323
The Kraft Heinz Company	42,233		1,515,742
Tyson Foods, Cl. A	18,908		1,512,073
			70,412,511
Health Care Equipment & Services - 6.3%
Abbott Laboratories	115,006		14,823,123
ABIOMED	2,913	[a]	967,233
Align Technology	4,735	[a]	2,956,392

10

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Health Care Equipment & Services - 6.3% (continued)
AmerisourceBergen	9,696		1,183,106
Anthem	15,788		6,869,832
Baxter International	32,240		2,545,670
Becton Dickinson & Co.	18,766		4,496,146
Boston Scientific	92,970	[a]	4,009,796
Cardinal Health	18,919		904,517
Centene	38,191	[a]	2,720,727
Cerner	19,623		1,457,793
Cigna	22,220		4,746,414
CVS Health	85,497		7,633,172
Danaher	41,213		12,848,977
DaVita	4,747	[a]	490,080
Dentsply Sirona	14,943		854,889
DexCom	6,250	[a]	3,895,062
Edwards Lifesciences	40,727	[a]	4,879,909
HCA Healthcare	15,935		3,991,080
Henry Schein	8,987	[a]	686,157
Hologic	16,735	[a]	1,226,843
Humana	8,381		3,881,744
IDEXX Laboratories	5,550	[a]	3,697,077
Intuitive Surgical	23,115	[a]	8,347,520
Laboratory Corp. of America Holdings	6,384	[a]	1,832,336
McKesson	10,237		2,128,068
Medtronic	87,155		10,446,398
Quest Diagnostics	8,087		1,187,010
ResMed	9,550		2,510,790
Steris	6,045		1,412,958
Stryker	21,841		5,811,235
Teleflex	3,125		1,115,438
The Cooper Companies	3,240		1,350,821
UnitedHealth Group	61,207		28,183,987
Universal Health Services, Cl. B	5,130		636,633
West Pharmaceutical Services	4,805		2,065,573
Zimmer Biomet Holdings	13,786		1,973,052
			160,767,558
Household & Personal Products - 1.5%
Church & Dwight	16,433		1,435,587
Colgate-Palmolive	55,085		4,196,926
Kimberly-Clark	22,167		2,870,405
The Clorox Company	8,128		1,324,945
The Estee Lauder Companies, Cl. A	15,004		4,866,247
The Procter & Gamble Company	157,559		22,529,361
			37,223,471

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Insurance - 1.9%
Aflac	40,832		2,191,453
American International Group	55,224		3,263,186
Aon, Cl. A	14,744	[b]	4,716,900
Arthur J. Gallagher & Co.	13,711		2,298,923
Assurant	4,072		656,854
Brown & Brown	14,225		897,740
Chubb	28,394		5,547,620
Cincinnati Financial	9,651		1,172,017
Everest Re Group	2,673		698,990
Globe Life	5,831		519,076
Lincoln National	11,158		805,050
Loews	12,933		725,153
Marsh & McLennan	32,789		5,469,205
MetLife	47,020		2,952,856
Principal Financial Group	16,370		1,098,263
Prudential Financial	24,951		2,745,858
The Allstate	19,240		2,379,411
The Hartford Financial Services Group	22,977		1,675,713
The Progressive	38,493		3,652,216
The Travelers Companies	16,083		2,587,433
W.R. Berkley	9,703		772,359
Willis Towers Watson	8,375		2,029,095
			48,855,371
Materials - 2.5%
Air Products & Chemicals	14,449		4,331,955
Albemarle	7,565		1,894,806
Amcor	100,762		1,216,197
Avery Dennison	5,386		1,172,640
Ball	21,703		1,985,390
Celanese	7,152		1,155,120
CF Industries Holdings	14,068		799,062
Corteva	47,255		2,039,053
Dow	48,125		2,693,556
DuPont de Nemours	34,020		2,367,792
Eastman Chemical	8,603		894,970
Ecolab	16,363		3,636,186
FMC	8,116		738,637
Freeport-McMoRan	94,777		3,574,988
International Flavors & Fragrances	16,317		2,405,942
International Paper	25,521		1,267,628
Linde	33,485		10,688,412
LyondellBasell Industries, Cl. A	17,324		1,608,014
Martin Marietta Materials	3,997		1,570,181

12

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Materials - 2.5% (continued)
Newmont	52,624		2,841,696
Nucor	18,886		2,108,622
Packaging Corp. of America	6,457		886,998
PPG Industries	15,432		2,477,916
Sealed Air	9,613		570,243
The Mosaic Company	22,936		953,450
The Sherwin-Williams Company	15,770		4,992,940
Vulcan Materials	8,587		1,632,560
WestRock	17,766		854,545
			63,359,499
Media & Entertainment - 9.5%
Activision Blizzard	51,156		3,999,888
Alphabet, Cl. A	19,553	[a]	57,894,869
Alphabet, Cl. C	18,297	[a]	54,258,107
Charter Communications, Cl. A	8,296	[a]	5,598,887
Comcast, Cl. A	297,221		15,286,076
Discovery, Cl. A	10,812	[a]	253,433
Discovery, Cl. C	20,238	[a]	456,569
DISH Network, Cl. A	16,540	[a]	679,298
Electronic Arts	18,355		2,574,289
Fox, Cl. A	21,030		835,732
Fox, Cl. B	9,144		337,962
Live Nation Entertainment	8,727	[a,b]	882,736
Match Group	17,520	[a]	2,641,666
Meta Platforms	154,806	[a]	50,090,577
Netflix	28,723	[a]	19,827,774
News Corporation, Cl. A	24,457		560,065
News Corporation, Cl. B	8,955		202,025
Omnicom Group	13,780		938,142
Take-Two Interactive Software	7,724	[a]	1,398,044
The Interpublic Group of Companies	25,481		931,840
The Walt Disney Company	117,939	[a]	19,939,947
Twitter	51,520	[a]	2,758,381
ViacomCBS, Cl. B	40,336		1,460,970
			243,807,277
Pharmaceuticals Biotechnology & Life Sciences - 6.6%
AbbVie	114,629		13,144,507
Agilent Technologies	19,588		3,084,914
Amgen	36,800		7,616,496
Biogen	9,614	[a]	2,563,862
Bio-Rad Laboratories, Cl. A	1,365	[a]	1,084,738
Bio-Techne	2,346		1,228,483
Bristol-Myers Squibb	144,035		8,411,644

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.6% (continued)
Catalent	10,919	[a]	1,505,293
Charles River Laboratories International	3,226	[a]	1,447,442
Eli Lilly & Co.	51,497		13,119,376
Gilead Sciences	81,995		5,319,836
Illumina	9,577	[a]	3,975,030
Incyte	11,846	[a]	793,445
IQVIA Holdings	12,368	[a]	3,233,243
Johnson & Johnson	170,899		27,836,029
Merck & Co.	164,215		14,459,131
Mettler-Toledo International	1,525	[a]	2,258,342
Moderna	22,756	[a]	7,855,599
Organon & Co.	17,175		631,181
PerkinElmer	7,289		1,289,351
Pfizer	363,785		15,911,956
Regeneron Pharmaceuticals	6,864	[a]	4,392,548
Thermo Fisher Scientific	25,524		16,158,479
Vertex Pharmaceuticals	16,746	[a]	3,096,838
Viatris	81,515		1,088,225
Waters	3,969	[a]	1,458,806
Zoetis	30,692		6,635,610
			169,600,404
Real Estate - 2.6%
Alexandria Real Estate Equities	8,907	[c]	1,818,275
American Tower	29,496	[c]	8,316,987
AvalonBay Communities	9,067	[c]	2,145,978
Boston Properties	9,027	[c]	1,025,828
CBRE Group, Cl. A	21,970	[a]	2,286,638
Crown Castle International	27,966	[c]	5,042,270
Digital Realty Trust	18,498	[c]	2,919,169
Duke Realty	24,120	[c]	1,356,509
Equinix	5,806	[c]	4,860,028
Equity Residential	22,098	[c]	1,909,267
Essex Property Trust	4,230	[c]	1,437,904
Extra Space Storage	8,891	[c]	1,754,817
Federal Realty Investment Trust	4,779	[c]	575,153
Healthpeak Properties	35,000	[c]	1,242,850
Host Hotels & Resorts	47,959	[a,c]	807,150
Iron Mountain	19,549	[c]	892,216
Kimco Realty	40,529	[c]	915,955
Mid-America Apartment Communities	7,650	[c]	1,562,207
Prologis	48,355	[c]	7,009,541
Public Storage	9,839	[c]	3,268,319

14

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Real Estate - 2.6% (continued)
Realty Income	34,069	[c]	2,433,549
Regency Centers	10,320	[c]	726,631
SBA Communications	7,173	[c]	2,477,052
Simon Property Group	21,202	[c]	3,107,789
UDR	18,474	[c]	1,025,861
Ventas	24,397	[c]	1,302,068
Vornado Realty Trust	10,461	[c]	445,952
Welltower	27,365	[c]	2,200,146
Weyerhaeuser	48,923	[c]	1,747,530
			66,613,639
Retailing - 6.9%
Advance Auto Parts	4,228		953,499
Amazon.com	28,289	[a]	95,402,672
AutoZone	1,388	[a]	2,477,358
Bath & Body Works	16,421		1,134,527
Best Buy	14,701		1,797,050
CarMax	10,883	[a]	1,490,100
Dollar General	15,405		3,412,516
Dollar Tree	14,974	[a]	1,613,598
eBay	42,532		3,263,055
Etsy	8,262	[a,b]	2,071,201
Genuine Parts	9,224		1,209,359
LKQ	17,896		985,712
Lowe's	45,829		10,715,737
O'Reilly Automotive	4,490	[a]	2,794,217
Pool	2,583		1,330,658
Ross Stores	23,023		2,606,204
Target	32,056		8,322,379
The Gap	14,470		328,324
The Home Depot	69,016		25,656,008
The TJX Companies	78,085		5,113,787
Tractor Supply	7,575		1,645,063
Ulta Beauty	3,585	[a]	1,316,986
			175,640,010
Semiconductors & Semiconductor Equipment - 5.6%
Advanced Micro Devices	78,612	[a]	9,451,521
Analog Devices	34,828		6,042,310
Applied Materials	59,227		8,093,370
Broadcom	26,614		14,149,865
Enphase Energy	8,552	[a]	1,980,900
Intel	263,208		12,897,192
KLA	9,964		3,714,181
Lam Research	9,224		5,198,370

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Semiconductors & Semiconductor Equipment - 5.6% (continued)
Microchip Technology	35,348		2,618,933
Micron Technology	73,603		5,085,967
Monolithic Power Systems	2,705		1,421,369
NVIDIA	161,799		41,367,150
NXP Semiconductors	17,124		3,439,527
Qorvo	7,169	[a]	1,206,041
Qualcomm	73,130		9,729,215
Skyworks Solutions	10,609		1,773,082
Teradyne	10,800		1,492,992
Texas Instruments	59,877		11,225,740
Xilinx	16,285		2,931,300
			143,819,025
Software & Services - 14.4%
Accenture, Cl. A	41,138		14,759,903
Adobe	30,915	[a]	20,105,879
Akamai Technologies	10,637	[a]	1,121,778
Ansys	5,766	[a]	2,188,658
Autodesk	14,367	[a]	4,563,103
Automatic Data Processing	27,662		6,209,842
Broadridge Financial Solutions	7,543		1,345,747
Cadence Design Systems	18,275	[a]	3,163,585
Ceridian HCM Holding	8,208	[a]	1,028,052
Citrix Systems	7,857		744,294
Cognizant Technology Solutions, Cl. A	33,888		2,646,314
DXC Technology	16,290	[a]	530,565
Fidelity National Information Services	39,969		4,426,167
Fiserv	38,924	[a]	3,833,625
FLEETCOR Technologies	5,341	[a]	1,321,417
Fortinet	8,823	[a]	2,967,528
Gartner	5,419	[a]	1,798,620
Global Payments	19,397		2,773,577
International Business Machines	58,095		7,267,684
Intuit	17,716		11,090,039
Jack Henry & Associates	4,789		797,273
Mastercard, Cl. A	56,539		18,969,965
Microsoft	488,138		161,876,324
NortonLifeLock	38,747		986,111
Oracle	106,806		10,246,968
Paychex	20,641		2,544,622
Paycom Software	3,085	[a]	1,690,117
PayPal Holdings	76,262	[a]	17,737,779
PTC	6,491	[a]	826,629

16

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Software & Services - 14.4% (continued)
salesforce.com	63,044	[a]	18,893,656
ServiceNow	12,840	[a]	8,959,238
Synopsys	9,847	[a]	3,280,823
The Western Union Company	27,429		499,756
Tyler Technologies	2,710	[a]	1,472,126
Verisign	6,283	[a]	1,399,036
Visa, Cl. A	109,553	[b]	23,200,039
			367,266,839
Technology Hardware & Equipment - 7.7%
Amphenol, Cl. A	38,604		2,963,629
Apple	1,020,051		152,803,640
Arista Networks	3,569	[a]	1,462,184
CDW	9,100		1,698,515
Cisco Systems	273,426		15,303,653
Corning	49,877		1,774,125
F5 Networks	3,826	[a]	807,860
Hewlett Packard Enterprise	84,839		1,242,891
HP	79,792		2,420,091
IPG Photonics	2,623	[a]	417,083
Juniper Networks	21,577		636,953
Keysight Technologies	12,182	[a]	2,193,004
Motorola Solutions	10,917		2,713,857
NetApp	14,341		1,280,651
Seagate Technology Holdings	14,126		1,258,203
TE Connectivity	21,377		3,121,042
Teledyne Technologies	3,112	[a]	1,397,973
Trimble	16,575	[a]	1,448,158
Western Digital	19,743	[a]	1,032,361
Zebra Technologies, Cl. A	3,431	[a]	1,831,982
			197,807,855
Telecommunication Services - 1.2%
AT&T	463,149		11,699,144
Lumen Technologies	66,300	[b]	786,318
T-Mobile US	37,952	[a]	4,365,619
Verizon Communications	268,610		14,233,644
			31,084,725
Transportation - 1.8%
Alaska Air Group	8,167	[a]	431,218
American Airlines Group	43,379	[a,b]	832,877
C.H. Robinson Worldwide	8,895		862,726
CSX	147,283		5,327,226
Delta Air Lines	41,506	[a]	1,624,130
Expeditors International of Washington	10,840		1,336,138

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Transportation - 1.8% (continued)
FedEx	15,894		3,743,514
J.B. Hunt Transport Services	5,699		1,123,786
Kansas City Southern	5,936		1,841,644
Norfolk Southern	15,969		4,679,715
Old Dominion Freight Line	6,207		2,118,759
Southwest Airlines	39,100	[a]	1,848,648
Union Pacific	42,274		10,204,944
United Airlines Holdings	20,612	[a]	951,038
United Parcel Service, Cl. B	47,206		10,077,065
			47,003,428
Utilities - 2.4%
Alliant Energy	17,035		963,670
Ameren	16,470		1,388,256
American Electric Power	32,819		2,780,097
American Water Works	12,008		2,091,553
Atmos Energy	8,517		784,586
CenterPoint Energy	37,084		965,667
CMS Energy	18,440		1,112,854
Consolidated Edison	23,313		1,757,800
Dominion Energy	53,097		4,031,655
DTE Energy	12,419		1,407,694
Duke Energy	50,279		5,128,961
Edison International	24,695		1,554,056
Entergy	13,206		1,360,482
Evergy	14,534		926,543
Eversource Energy	22,715		1,928,503
Exelon	63,129		3,357,832
FirstEnergy	35,767		1,378,103
NextEra Energy	127,204		10,854,317
NiSource	24,995		616,627
NRG Energy	16,034		639,596
Pinnacle West Capital	7,014		452,333
PPL	50,591		1,457,021
Public Service Enterprise Group	33,422		2,132,324
Sempra Energy	20,678		2,639,133
The AES	43,076		1,082,500
The Southern Company	69,155		4,309,740
WEC Energy Group	20,856		1,878,291
Xcel Energy	34,991		2,260,069
			61,240,263
Total Common Stocks (cost $487,760,131)			2,539,097,418

18

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,232,745)	0.06	14,232,745	[d]	14,232,745

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $67,416)	0.02	67,416	[d]	67,416
Total Investments (cost $502,060,292)		100.0%		2,553,397,579
Cash and Receivables (Net)		.0%		103,383
Net Assets		100.0%		2,553,500,962

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $34,354,021 and the value of the collateral was $34,834,406, consisting of cash collateral of $67,416 and U.S. Government & Agency securities valued at $34,766,990. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.8
Health Care	12.9
Consumer Discretionary	12.7
Financials	11.3
Communication Services	10.8
Industrials	8.0
Consumer Staples	5.6
Energy	2.8
Real Estate	2.6
Materials	2.5
Utilities	2.4
Investment Companies	.6
100.0

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5,915,828	323,503,589	(315,186,672)	14,232,745.6		10,730
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	637,495	708,699	(1,346,194)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	16,833,180	(16,765,764)	67,416.0		80,821†††
Total	6,553,323	341,045,468	(333,298,630)	14,300,161.6		91,551

† Includes reinvested dividends/distributions

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

20

STATEMENT OF FUTURES
October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	68	12/17/2021	14,828,132	15,629,800	801,668
Gross Unrealized Appreciation				801,668

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,354,021)—Note 1(c):
Unaffiliated issuers	487,760,131	2,539,097,418
Affiliated issuers	14,300,161	14,300,161
Cash		212,390
Dividends and securities lending income receivable		1,707,911
Cash collateral held by broker—Note 4		902,000
Receivable for shares of Common Stock subscribed		869,219
Receivable for futures variation margin—Note 4		33,340
		2,557,122,439
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,039,726
Payable for shares of Common Stock redeemed		1,719,001
Payable for investment securities purchased		692,004
Directors’ fees and expenses payable		103,093
Liability for securities on loan—Note 1(c)		67,416
Interest payable—Note 2		237
		3,621,477
Net Assets ($)		2,553,500,962
Composition of Net Assets ($):
Paid-in capital		228,949,427
Total distributable earnings (loss)		2,324,551,535
Net Assets ($)		2,553,500,962

Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)	39,098,520
Net Asset Value Per Share ($)	65.31

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $3,107 foreign taxes withheld at source):
Unaffiliated issuers	35,052,137
Affiliated issuers	10,730
Income from securities lending—Note 1(c)	80,821
Total Income	35,143,688
Expenses:
Management fee—Note 3(a)	6,049,538
Shareholder servicing costs—Note 3(b)	6,049,538
Directors’ fees—Note 3(a,c)	215,800
Loan commitment fees—Note 2	42,949
Interest expense—Note 2	1,821
Total Expenses	12,359,646
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(215,800)
Net Expenses	12,143,846
Investment Income—Net	22,999,842
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	301,558,965
Net realized gain (loss) on futures	5,897,053
Net Realized Gain (Loss)	307,456,018
Net change in unrealized appreciation (depreciation) on investments	497,457,643
Net change in unrealized appreciation (depreciation) on futures	1,340,600
Net Change in Unrealized Appreciation (Depreciation)	498,798,243
Net Realized and Unrealized Gain (Loss) on Investments	806,254,261
Net Increase in Net Assets Resulting from Operations	829,254,103

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	22,999,842	30,590,406
Net realized gain (loss) on investments	307,456,018	263,480,367
Net change in unrealized appreciation (depreciation) on investments	498,798,243	(104,798,264)
Net Increase (Decrease) in Net Assets Resulting from Operations	829,254,103	189,272,509
Distributions ($):
Distributions to shareholders	(252,882,658)	(299,400,194)
Capital Stock Transactions ($):
Net proceeds from shares sold	267,327,204	290,861,571
Distributions reinvested	246,115,792	291,570,932
Cost of shares redeemed	(615,301,976)	(665,872,499)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(101,858,980)	(83,439,996)
Total Increase (Decrease) in Net Assets	474,512,465	(193,567,681)
Net Assets ($):
Beginning of Period	2,078,988,497	2,272,556,178
End of Period	2,553,500,962	2,078,988,497
Capital Share Transactions (Shares):
Shares sold	4,624,629	6,043,802
Shares issued for distributions reinvested	4,722,099	5,779,474
Shares redeemed	(10,632,400)	(13,574,483)
Net Increase (Decrease) in Shares Outstanding	(1,285,672)	(1,751,207)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	51.48	53.93	55.44	56.66	51.04
Investment Operations:
Investment income—net[a]	.56	.71	.79	.78	.80
Net realized and unrealized gain (loss) on investments	19.58	4.07	5.03	2.97	10.12
Total from Investment Operations	20.14	4.78	5.82	3.75	10.92
Distributions:
Dividends from investment income—net	(.75)	(.85)	(.84)	(.86)	(.91)
Dividends from net realized gain on investments	(5.56)	(6.38)	(6.49)	(4.11)	(4.39)
Total Distributions	(6.31)	(7.23)	(7.33)	(4.97)	(5.30)
Net asset value, end of period	65.31	51.48	53.93	55.44	56.66
Total Return (%)	42.21	9.13	13.76	6.83	23.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.95	1.41	1.55	1.39	1.52
Portfolio Turnover Rate	3.31	2.43	2.81	3.06	2.88
Net Assets, end of period ($ x 1,000)	2,553,501	2,078,988	2,272,556	2,428,012	2,661,282

a Based on average shares outstanding.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon S&P 500 Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

26

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

28

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,539,097,418	-	-	2,539,097,418
Investment Companies	14,300,161	-	-	14,300,161
Other Financial Instruments:
Futures††	801,668	-	-	801,668

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending

29

NOTES TO FINANCIAL STATEMENTS (continued)

transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $10,881 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if

30

any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $21,659,904, undistributed capital gains $269,217,206 and unrealized appreciation $2,033,674,425.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $31,640,973 and $35,002,478, and long-term capital gains $221,241,685 and $264,397,716, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $33,195,060 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit

31

NOTES TO FINANCIAL STATEMENTS (continued)

facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $175,342 with a related weighted average annualized interest rate of 1.04%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $215,800.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, the fund was charged $6,049,538 pursuant to the Shareholder Services Plan.

32

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $527,613 and Shareholder Services Plan fees of $527,613, which are offset against an expense reimbursement currently in effect in the amount of $15,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2021, amounted to $78,803,836 and $408,987,679, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	18,194,492

At October 31, 2021, the cost of investments for federal income tax purposes was $519,723,154; accordingly, accumulated net unrealized appreciation on investments was $2,033,674,425, consisting of $2,060,795,430 gross unrealized appreciation and $27,121,005 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

34

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

35

NOTES TO FINANCIAL STATEMENTS (continued)

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee's request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied. The Trustee is expected to petition the United States Supreme Court for a writ of certiorari in early 2022.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon S&P 500 Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $31,640,973 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund also hereby reports $5.5176 per share as a long-term capital gain distribution and $.0384 per share as a short-term capital gain distribution paid on December 24, 2020.

38

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

39

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

40

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

42

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

43

This page intentionally left blank.

44

This page intentionally left blank.

45

For More Information

BNY Mellon S&P 500 Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0078AR1021

BNY Mellon Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through October 31, 2021, as provided David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, the BNY Mellon Smallcap Stock Index Fund’s Investor shares produced a total return of 58.22%, and its Class I shares returned 58.63%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a 58.94% total return for the same period.2,3

Small-cap equities rose during the reporting period, supported by government stimulus programs, accommodative central bank policies, strong corporate earnings and improving investor sentiment as vaccines for the COVID-19 pandemic rolled out. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in all of the stocks that comprise the Index and in futures whose performance is tied to the Index. The fund generally invests in all 600 stocks in the Index in proportion to their weighting in the Index; however, at times, the fund may invest in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. Under these circumstances, the fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $700 million and $3.2 billion, to the extent consistent with market conditions.

Stocks Gain on Economic Growth and Government Stimulus

Investor sentiment turned optimistic in November 2020 with the resolution in the U.S. presidential election and progress toward a COVID-19 vaccine. Vaccine approvals and passage of the latest in a series of pandemic-related U.S. fiscal stimulus packages in December helped to support the stock market rally into the new year. A strong risk-on rally ensued, particularly in areas of the market that had been hard hit by the pandemic, such as travel and leisure names. In 2021, equity strength rotated out of technology and growth stocks benefiting from the pandemic into COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical and value-oriented areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. Buoyed by risk-on sentiment, small-cap stocks strongly outperformed larger capitalization groups from the beginning of the period through mid-March 2021.

The Index continued to gain modest ground until summer, when increasing inflationary pressures, weakening consumer confidence, disappointing employment numbers, and the spread of the Delta variant of the virus began to take a toll. From mid-June through August,

2

the Index trended lower even as mid-cap and large-cap indices continued to climb. Stocks dipped broadly in September as U.S. economic growth showed evidence of slowing, and the U.S. Federal Reserve (the “Fed”) raised its inflation estimates while stating its intention to begin tapering its quantitative easing program in November. However, equity markets rebounded in October with small-cap stocks once again outperforming as better-than-expected earnings reports bolstered investor sentiment. By the end of the reporting period, the Index had once more reached new record territory, outperforming comparable mid-cap and large-cap indices for the period as a whole.

Energy and Financials Lead the Market

Oil and gas prices soared during the period in response to increasing demand from economic reopenings and pandemic-related supply bottlenecks. Most energy stocks benefited, with the sector leading the Index higher. Within financials, the next-best performing sector, banking profitability was supported by the steepening yield curve, rising interest rates, high levels of capital market trading and volatility, and increasing numbers of mergers and acquisitions. Information technology and industrials also outperformed, supported by broad economic growth.

The weakest-performing sectors in the Index included utilities and consumer staples. Utilities were hurt by rising energy costs, which many were unable to pass along to consumers due to regulatory constraints. Climate change-related extreme weather events in some areas, such as Texas, further undermined utility company profitability. Consumer staples companies faced increasing costs as supply-chain disruptions and rising inflationary pressures drove prices for agricultural products and industrial materials higher.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that equity markets are likely to face a number of headwinds in the coming months, making the exceptionally strong returns of the current reporting period less likely to be repeated in the near future. Increasing inflationary pressures, driven by strong demand and supply-chain disruptions, have increased the possibility that the Fed may soon taper its asset-buying program and eventually begin to raise interest rates, removing some support for equity markets and signaling a phase of slower economic growth. Small-cap stocks have historically been more vulnerable to economic slowdowns than larger-cap issues. At the same time, we see no indications of an end to the current growth cycle as global economies continue to reopen in the wake of the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

pandemic, potentially setting the stage for further market appreciation. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2021

¹ DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The Index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund with a hypothetical investment of $10,000 in the S&P SmallCap 600® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Investor shares and Class I shares of BNY Mellon Smallcap Stock Index Fund on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	58.22%	14.85%	13.99%
Class I Shares	8/31/16	58.63%	15.14%	14.14%†
S&P SmallCap 600® Index		58.94%	15.39%	14.47%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Smallcap Stock Index Fund from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,026.80	$1,028.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95
†

Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.0%
Automobiles & Components - 1.5%
American Axle & Manufacturing Holdings	207,870	[a]	1,887,460
Cooper-Standard Holdings	31,956	[a]	828,939
Dorman Products	52,171	[a]	5,445,609
Gentherm	60,086	[a]	4,424,132
LCI Industries	45,923		6,412,688
Motorcar Parts of America	36,057	[a]	682,198
Patrick Industries	40,973		3,192,206
Standard Motor Products	35,365		1,693,984
Winnebago Industries	60,857		4,119,410
			28,686,626
Banks - 12.4%
Allegiance Bancshares	34,219		1,340,358
Ameris Bancorp	119,064		6,237,763
Axos Financial	96,184	[a]	5,097,752
Banc of California	95,315		1,937,754
BancFirst	33,816		2,198,378
BankUnited	166,856		6,767,679
Banner	63,007		3,639,284
Berkshire Hills Bancorp	89,638		2,433,672
Brookline Bancorp	140,991		2,262,906
Capitol Federal Financial	235,027		2,850,878
Central Pacific Financial	51,181		1,406,966
City Holding	28,032		2,230,787
Columbia Banking System	141,046		4,813,900
Community Bank System	98,085		7,029,752
Customers Bancorp	53,027	[a]	2,825,809
CVB Financial	232,371		4,652,067
Dime Community Bancshares	61,300		2,187,184
Eagle Bancorp	58,113		3,288,615
FB Financial	63,577		2,881,945
First Bancorp	380,203		5,189,771
First Bancorp	61,836		2,994,099
First Commonwealth Financial	173,898		2,660,639
First Financial Bancorp	174,154		4,141,382
First Hawaiian	235,539		6,498,521
First Midwest Bancorp	207,980		4,003,615
Flagstar Bancorp	93,339		4,404,667
Great Western Bancorp	100,130		3,409,427
Hanmi Financial	55,595		1,233,653
Heritage Financial	63,691		1,582,084

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Banks - 12.4% (continued)
Hilltop Holdings	113,909		4,036,935
HomeStreet	38,044		1,794,155
Hope Bancorp	219,727		3,205,817
Independent Bank	60,291		5,094,590
Independent Bank Group	67,285		4,864,033
Investors Bancorp	409,927		6,271,883
Lakeland Financial	45,246		3,251,830
Meta Financial Group	58,130		3,222,727
Mr. Cooper Group	151,661	[a]	6,648,818
National Bank Holdings, Cl. A	54,841		2,378,454
NBT Bancorp	78,232		2,870,332
NMI Holdings, Cl. A	153,344	[a]	3,723,192
Northfield Bancorp	82,130		1,441,382
Northwest Bancshares	229,037		3,160,711
OFG Bancorp	94,173		2,439,081
Old National Bancorp	297,368		5,079,045
Pacific Premier Bancorp	172,149		7,228,537
Park National	26,471		3,403,906
Preferred Bank	25,169		1,725,838
Provident Financial Services	138,565		3,430,869
Renasant	102,544		3,836,171
S&T Bancorp	71,712		2,191,519
Seacoast Banking Corp. of Florida	99,189		3,613,455
ServisFirst Bancshares	87,971		7,064,951
Simmons First National, Cl. A	196,751		5,880,887
Southside Bancshares	58,312		2,409,452
The Bancorp	101,325	[a]	3,095,479
Tompkins Financial	21,785		1,788,766
Triumph Bancorp	42,370	[a]	4,970,001
TrustCo Bank	36,399		1,221,550
Trustmark	113,674		3,615,970
United Community Bank	155,447		5,415,773
Veritex Holdings	90,167		3,692,339
Walker & Dunlop	53,291		6,931,560
Westamerica Bancorporation	49,455		2,757,611
WSFS Financial	86,449		4,478,923
			240,437,849
Capital Goods - 11.2%
AAON	74,278		5,322,019
AAR	59,229	[a]	2,094,930
Aerojet Rocketdyne Holdings	135,421		5,959,878
AeroVironment	41,585	[a]	3,705,639
Alamo Group	17,781		2,688,487
8

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 11.2% (continued)
Albany International, Cl. A	58,235		4,696,653
American Woodmark	30,628	[a]	2,105,369
Apogee Enterprises	46,401		1,945,594
Applied Industrial Technologies	70,682		6,890,081
Arcosa	88,303		4,567,914
Astec Industries	41,456		2,212,921
AZZ	45,649		2,425,331
Barnes Group	84,281		3,534,745
Boise Cascade	71,515		4,049,179
Chart Industries	64,141	[a]	11,386,310
CIRCOR International	36,830	[a]	1,051,128
Comfort Systems USA	65,134		5,957,807
DXP Enterprises	31,749	[a]	1,046,447
Encore Wire	37,500		5,027,250
Enerpac Tool Group	110,363		2,305,483
EnPro Industries	36,839		3,302,985
ESCO Technologies	47,405		4,008,567
Federal Signal	110,843		4,745,189
Franklin Electric	70,036		6,049,710
Gibraltar Industries	59,411	[a]	3,871,221
GMS	78,299	[a]	3,878,149
Granite Construction	83,248		3,090,166
Griffon	85,438		2,263,253
Hillenbrand	131,158		5,962,443
Insteel Industries	34,993		1,423,165
John Bean Technologies	57,702		8,525,470
Kaman	49,418		1,768,670
Lindsay	19,847		2,891,112
Matrix Service	47,739	[a]	488,370
Meritor	127,833	[a]	3,111,455
Moog, Cl. A	52,982		4,001,730
Mueller Industries	102,446		5,392,757
MYR Group	30,143	[a]	3,079,107
National Presto Industries	9,390		780,779
NOW	204,041	[a]	1,473,176
Park Aerospace	35,491		464,577
PGT Innovations	109,497	[a]	2,337,761
Powell Industries	17,815		460,696
Proto Labs	50,496	[a]	3,020,166
Quanex Building Products	61,748		1,279,419
Raven Industries	64,936	[a]	3,754,600
Resideo Technologies	262,155	[a]	6,464,742
SPX	82,430	[a]	4,788,359

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Capital Goods - 11.2% (continued)
SPX FLOW	75,851		5,666,828
Standex International	22,130		2,462,405
Tennant	33,998		2,701,481
The Greenbrier Companies	59,463		2,439,172
Titan International	95,909	[a]	692,463
Triumph Group	114,776	[a]	2,347,169
UFP Industries	111,220		9,101,133
Veritiv	24,622	[a]	2,641,202
Vicor	38,289	[a]	5,804,230
Wabash National	91,542		1,421,647
Watts Water Technologies, Cl. A	49,589		9,422,902
			216,351,591
Commercial & Professional Services - 3.4%
ABM Industries	120,537		5,304,833
Brady, Cl. A	88,258		4,597,359
CoreCivic	221,989	[a]	1,911,325
Deluxe	75,969		2,709,814
Exponent	93,723		10,759,400
Forrester Research	19,419	[a]	1,034,062
Harsco	142,164	[a]	2,431,004
Healthcare Services Group	128,312		2,462,307
Heidrick & Struggles International	35,839		1,680,132
HNI	79,815		2,985,081
Interface	107,715		1,546,787
Kelly Services, Cl. A	62,067		1,119,068
Korn Ferry	100,386		7,750,803
ManTech International, Cl. A	49,920		4,304,102
Matthews International, Cl. A	56,176		1,930,769
Pitney Bowes	302,375		2,098,483
Resources Connection	56,919		990,960
TrueBlue	64,689	[a]	1,801,589
U.S. Ecology	57,915	[a]	1,864,284
UniFirst	27,697		5,482,898
Viad	37,399	[a]	1,659,394
			66,424,454
Consumer Durables & Apparel - 3.9%
Cavco Industries	15,536	[a]	3,734,544
Century Communities	53,127		3,562,697
Ethan Allen Interiors	41,116		954,302
Fossil Group	90,093	[a]	1,064,899
G-III Apparel Group	78,075	[a]	2,237,630
Installed Building Products	42,244		5,367,100
iRobot	50,869	[a]	4,243,492

10

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Consumer Durables & Apparel - 3.9% (continued)
Kontoor Brands	87,282		4,625,946
La-Z-Boy	82,504		2,742,433
LGI Homes	39,406	[a]	5,883,316
M.D.C. Holdings	101,424		4,967,748
M/I Homes	53,454	[a]	3,060,776
Meritage Homes	68,468	[a]	7,443,156
Movado Group	29,135		970,196
Oxford Industries	29,152		2,702,973
Steven Madden	138,306		6,237,601
Sturm Ruger & Co.	31,841		2,511,618
Tupperware Brands	88,698	[a]	1,972,644
Unifi	23,631	[a]	567,617
Universal Electronics	23,704	[a]	976,131
Vera Bradley	44,186	[a]	433,465
Vista Outdoor	102,822	[a]	4,302,072
Wolverine World Wide	149,396		4,955,465
			75,517,821
Consumer Services - 1.9%
Adtalem Global Education	89,945	[a]	3,321,669
American Public Education	35,140	[a]	878,149
BJ's Restaurants	43,109	[a]	1,436,392
Bloomin’ Brands	145,332	[a]	3,142,078
Brinker International	82,868	[a]	3,477,141
Chuy's Holdings	36,201	[a]	1,055,621
Dave & Buster's Entertainment	68,774	[a]	2,553,579
Dine Brands Global	31,592		2,669,840
El Pollo Loco Holdings	34,829	[a]	511,986
Fiesta Restaurant Group	29,665	[a]	312,669
Monarch Casino & Resort	23,881	[a]	1,724,686
Perdoceo Education	124,003	[a]	1,316,912
Red Robin Gourmet Burgers	27,172	[a]	539,908
Ruth's Hospitality Group	58,549	[a]	1,132,338
Shake Shack, Cl. A	69,646	[a]	4,817,414
Strategic Education	40,443		2,758,617
The Cheesecake Factory	86,995	[a]	3,535,477
WW International	87,347	[a]	1,516,344
			36,700,820
Diversified Financials - 3.4%
Apollo Commercial Real Estate Finance	237,689	[b]	3,598,611
ARMOUR Residential REIT	144,823	[b]	1,523,538
B. Riley Financial	29,544		2,117,123
Blucora	89,037	[a]	1,470,891
Brightsphere Investment Group	107,983		3,237,330

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Diversified Financials - 3.4% (continued)
Donnelley Financial Solutions	53,914	[a]	2,065,984
Ellington Financial	85,102	[b]	1,547,154
Encore Capital Group	54,013	[a]	2,917,782
Enova International	65,725	[a]	2,132,119
EZCORP, Cl. A	94,987	[a]	708,603
Franklin BSP Realty Trust	55,974	[a,b]	918,533
Granite Point Mortgage Trust	98,218	[b]	1,316,121
Green Dot, Cl. A	97,981	[a]	4,150,475
Greenhill & Co.	25,249		396,914
Invesco Mortgage Capital	501,031	[b]	1,573,237
KKR Real Estate Finance Trust	66,771	[b]	1,449,598
LendingTree	20,643	[a]	3,331,574
New York Mortgage Trust	690,995	[b]	3,033,468
PennyMac Mortgage Investment Trust	177,512	[b]	3,576,867
Piper Sandler	26,000		4,281,940
PRA Group	83,381	[a]	3,575,377
Ready Capital	104,000	[b]	1,608,880
Redwood Trust	204,395	[b]	2,771,596
StoneX Group	31,135	[a]	2,151,740
Two Harbors Investment	624,950	[b]	4,012,179
Virtus Investment Partners	13,086		4,187,520
WisdomTree Investments	195,398		1,248,593
World Acceptance	7,317	[a]	1,356,499
			66,260,246
Energy - 5.0%
Archrock	235,554		1,929,187
Bonanza Creek Energy	51,777		2,906,761
Bristow Group	40,884	[a]	1,414,586
Callon Petroleum	70,477	[a]	3,645,775
CONSOL Energy	56,191	[a]	1,545,814
Core Laboratories	84,325		2,193,293
DMC Global	32,613	[a]	1,362,571
Dorian LPG	52,417		635,294
Dril-Quip	62,655	[a]	1,476,152
Green Plains	94,194	[a]	3,574,662
Helix Energy Solutions Group	265,641	[a]	1,004,123
Helmerich & Payne	193,799		6,015,521
Laredo Petroleum	22,495	[a]	1,696,123
Matador Resources	199,793		8,361,337
Nabors Industries	13,534	[a]	1,387,235
Oceaneering International	181,830	[a]	2,472,888
Oil States International	109,380	[a]	662,843
Par Pacific Holdings	80,603	[a]	1,246,122

12

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Energy - 5.0% (continued)
Patterson-UTI Energy	341,505		2,923,283
PBF Energy, Cl. A	170,830	[a]	2,495,826
PDC Energy	177,457		9,282,776
ProPetro Holding	155,835	[a]	1,494,458
Range Resources	467,750	[a]	10,907,930
Ranger Oil, Cl. A	26,583	[a]	878,302
Renewable Energy Group	89,853	[a]	5,750,592
REX American Resources	9,990	[a]	878,621
RPC	118,657	[a]	639,561
SM Energy	214,977		7,378,011
Southwestern Energy	1,218,862	[a]	5,948,047
Talos Energy	70,943	[a]	920,131
U.S. Silica Holdings	137,596	[a]	1,331,929
World Fuel Services	113,642		3,469,490
			97,829,244
Food & Staples Retailing - .7%
PriceSmart	43,249		3,111,766
SpartanNash	66,010		1,527,471
The Andersons	56,779		1,933,893
The Chefs' Warehouse	59,848	[a]	2,086,900
United Natural Foods	102,480	[a]	4,446,607
			13,106,637
Food, Beverage & Tobacco - 2.3%
B&G Foods	117,863		3,469,887
Calavo Growers	31,446		1,264,129
Cal-Maine Foods	68,232		2,460,446
Celsius Holdings	66,841	[a]	6,451,493
Coca-Cola Consolidated	8,374		3,361,324
Fresh Del Monte Produce	59,610		1,996,339
J&J Snack Foods	27,049		3,991,080
John B. Sanfilippo & Son	15,839		1,338,396
MGP Ingredients	22,923		1,471,886
National Beverage	42,541		2,399,312
Seneca Foods, Cl. A	11,652	[a]	601,593
The Simply Good Foods Company	153,318	[a]	6,079,059
TreeHouse Foods	101,428	[a]	3,665,608
Universal	43,872		2,061,984
Vector Group	237,385		3,147,725
			43,760,261
Health Care Equipment & Services - 8.2%
Addus HomeCare	28,557	[a]	2,670,080
Allscripts Healthcare Solutions	223,347	[a]	3,077,722
AMN Healthcare Services	85,068	[a]	8,396,212

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 8.2% (continued)
AngioDynamics	70,223	[a]	2,008,378
Apollo Medical Holdings	66,321	[a]	4,551,610
Avanos Medical	87,570	[a]	2,761,958
BioLife Solutions	53,412	[a]	2,838,848
Cardiovascular Systems	73,066	[a]	2,563,155
Community Health Systems	226,135	[a]	2,962,369
Computer Programs & Systems	25,390	[a]	916,579
CONMED	53,017		7,755,327
CorVel	16,958	[a]	3,107,045
Covetrus	184,468	[a]	3,724,409
Cross Country Healthcare	62,822	[a]	1,302,300
CryoLife	71,104	[a]	1,467,587
Cutera	29,865	[a]	1,284,195
Fulgent Genetics	34,341	[a]	2,847,556
Glaukos	83,379	[a]	3,811,254
Hanger	67,049	[a]	1,252,475
HealthStream	44,455	[a]	1,182,948
Heska	18,993	[a]	4,245,505
Inogen	36,143	[a]	1,433,070
Integer Holdings	59,932	[a]	5,395,079
Invacare	63,945	[a]	315,888
Lantheus Holdings	121,672	[a]	2,845,908
LeMaitre Vascular	33,735		1,754,557
Magellan Health	42,426	[a]	4,023,258
MEDNAX	154,692	[a]	4,212,263
Meridian Bioscience	80,067	[a]	1,506,060
Merit Medical Systems	90,919	[a]	6,115,212
Mesa Laboratories	9,349		2,857,989
ModivCare	22,093	[a]	3,596,078
Natus Medical	60,367	[a]	1,512,193
NextGen Healthcare	101,763	[a]	1,675,019
Omnicell	78,298	[a]	13,948,789
OptimizeRx	31,899	[a]	3,084,633
OraSure Technologies	134,513	[a]	1,435,254
Orthofix Medical	36,859	[a]	1,326,187
Owens & Minor	135,255		4,852,949
RadNet	80,939	[a]	2,516,394
Select Medical Holdings	193,307		6,421,659
Simulations Plus	29,071		1,468,086
SurModics	24,868	[a]	1,384,153
Tabula Rasa HealthCare	40,931	[a]	1,111,277
Tactile Systems Technology	35,766	[a]	1,233,569
The Ensign Group	94,720		7,389,107

14

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Health Care Equipment & Services - 8.2% (continued)
The Joint	25,684	[a]	2,246,836
The Pennant Group	47,140	[a]	1,205,370
Tivity Health	77,324	[a]	1,934,646
U.S. Physical Therapy	23,176		2,499,763
Varex Imaging	71,799	[a]	1,927,803
Zynex	39,608	[a]	496,288
			158,452,849
Household & Personal Products - 1.3%
Central Garden & Pet	18,483	[a]	953,353
Central Garden & Pet, Cl. A	71,773	[a]	3,315,913
e.l.f. Beauty	82,096	[a]	2,652,522
Edgewell Personal Care	99,184		3,470,448
Inter Parfums	31,597		2,918,931
Medifast	21,322		4,184,869
USANA Health Sciences	21,455	[a]	2,082,422
WD-40	24,909		5,654,343
			25,232,801
Insurance - 2.8%
Ambac Financial Group	83,357	[a]	1,409,567
American Equity Investment Life Holding	147,628		4,704,904
AMERISAFE	35,480		2,103,609
Assured Guaranty	131,077		7,285,260
eHealth	43,534	[a]	1,930,733
Employers Holdings	51,615		1,992,339
Genworth Financial, Cl. A	923,212	[a]	3,794,401
HCI Group	11,808		1,582,390
Horace Mann Educators	75,347		2,952,095
James River Group Holdings	66,465		2,123,557
Palomar Holdings	42,702	[a]	3,905,098
ProAssurance	97,583		2,235,627
Safety Insurance Group	25,400		1,991,614
Selectquote	211,948	[a]	2,816,789
SiriusPoint	154,662	[a]	1,453,823
Stewart Information Services	48,649		3,462,349
Trupanion	62,293	[a]	6,378,803
United Fire Group	39,052		797,832
Universal Insurance Holdings	48,409		715,001
			53,635,791
Materials - 5.2%
AdvanSix	51,365		2,496,339
Allegheny Technologies	231,400	[a]	3,725,540
American Vanguard	48,050		748,619

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Materials - 5.2% (continued)
Arconic	193,051	[a]	5,679,560
Balchem	58,235		8,915,196
Carpenter Technology	85,769		2,648,547
Century Aluminum	88,937	[a]	1,174,858
Clearwater Paper	29,323	[a]	1,226,581
Domtar	90,348	[a]	4,932,097
Ferro	151,612	[a]	3,186,884
FutureFuel	47,831		337,687
GCP Applied Technologies	95,380	[a]	2,156,542
Glatfelter	80,699		1,325,885
H.B. Fuller	95,018		6,699,719
Hawkins	35,330		1,295,551
Haynes International	24,063		965,648
Innospec	45,005		4,077,903
Kaiser Aluminum	28,840		2,801,518
Koppers Holdings	37,532	[a]	1,316,998
Kraton	58,540	[a]	2,672,351
Livent	293,177	[a]	8,273,455
Materion	36,648		2,645,253
Mercer International	75,982		818,326
Myers Industries	64,422		1,325,805
Neenah	30,711		1,552,134
O-I Glass	281,799	[a]	3,677,477
Olympic Steel	17,411		469,575
Quaker Chemical	24,054		5,913,435
Rayonier Advanced Materials	115,682	[a]	830,597
Schweitzer-Mauduit International	57,834		2,014,937
Stepan	38,828		4,660,137
SunCoke Energy	151,892		1,096,660
Sylvamo	64,408	[a]	1,813,729
TimkenSteel	72,057	[a]	1,005,195
Tredegar	49,946		602,349
Trinseo	69,549		3,898,917
Warrior Met Coal	93,686		2,245,653
			101,227,657
Media & Entertainment - 1.1%
AMC Networks, Cl. A	53,470	[a]	2,127,571
Cinemark Holdings	193,993	[a]	3,647,068
Gannett	248,875	[a]	1,443,475
Meredith	73,853	[a]	4,301,199
QuinStreet	90,758	[a]	1,270,612
Scholastic	55,464		2,007,242
TechTarget	45,185	[a]	4,261,397

16

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Media & Entertainment - 1.1% (continued)
The E.W. Scripps Company, Cl. A	102,599		1,908,341
The Marcus	40,544	[a]	752,902
			21,719,807
Pharmaceuticals Biotechnology & Life Sciences - 4.0%
Amphastar Pharmaceuticals	65,302	[a]	1,219,841
ANI Pharmaceuticals	16,536	[a]	618,116
Anika Therapeutics	27,144	[a]	1,130,548
Avid Bioservices	110,100	[a]	3,377,868
Cara Therapeutics	73,710	[a]	1,240,539
Coherus Biosciences	115,831	[a]	1,937,853
Collegium Pharmaceutical	65,895	[a]	1,293,519
Corcept Therapeutics	189,976	[a]	3,419,568
Cytokinetics	150,589	[a]	5,257,062
Eagle Pharmaceuticals	20,704	[a]	1,084,268
Enanta Pharmaceuticals	32,168	[a]	2,761,623
Endo International	434,213	[a]	1,845,405
Harmony Biosciences Holdings	39,969	[a]	1,657,514
Innoviva	116,129	[a]	2,026,451
Ligand Pharmaceuticals	29,863	[a]	4,358,206
Myriad Genetics	141,939	[a]	4,367,463
NeoGenomics	221,360	[a]	10,182,560
Organogenesis Holdings	107,951	[a]	1,185,302
Pacira Biosciences	79,603	[a]	4,161,645
Phibro Animal Health, Cl. A	36,691		805,001
Prestige Consumer Healthcare	89,823	[a]	5,388,482
REGENXBIO	66,574	[a]	2,359,383
Spectrum Pharmaceuticals	288,468	[a]	527,896
Supernus Pharmaceuticals	96,738	[a]	2,887,629
uniQure	60,045	[a]	1,829,571
Vanda Pharmaceuticals	101,394	[a]	1,735,865
Vericel	84,945	[a]	3,909,169
Xencor	105,165	[a]	4,160,327
			76,728,674
Real Estate - 7.7%
Acadia Realty Trust	159,289	[b]	3,405,599
Agree Realty	125,201	[b]	8,896,783
Alexander & Baldwin	130,270	[b]	3,195,523
American Assets Trust	94,192	[b]	3,563,283
Armada Hoffler Properties	112,691	[b]	1,544,994
Brandywine Realty Trust	306,203	[b]	4,057,190
CareTrust REIT	175,038	[b]	3,632,039
Centerspace	24,988	[b]	2,529,785
Chatham Lodging Trust	84,963	[a,b]	1,078,180

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Real Estate - 7.7% (continued)
Community Healthcare Trust	42,889	[b]	2,051,810
DiamondRock Hospitality	376,936	[a,b]	3,407,501
Diversified Healthcare Trust	421,239	[b]	1,533,310
Easterly Government Properties	152,709	[b]	3,211,470
Essential Properties Realty Trust	214,886	[b]	6,401,454
Four Corners Property Trust	138,584	[b]	4,018,936
Franklin Street Properties	185,236	[b]	833,562
Getty Realty	69,591	[b]	2,235,263
Global Net Lease	180,144	[b]	2,885,907
Hersha Hospitality Trust	60,766	[a,b]	542,640
Independence Realty Trust	189,024	[b]	4,466,637
Industrial Logistics Properties Trust	118,121	[b]	3,318,019
Innovative Industrial Properties	43,065	[b]	11,329,971
iStar	130,489	[b]	3,293,542
Lexington Realty Trust	505,396	[b]	7,363,620
LTC Properties	71,732	[b]	2,285,382
Mack-Cali Realty	146,635	[b]	2,667,291
Marcus & Millichap	45,028	[a]	2,120,819
NexPoint Residential Trust	41,220	[b]	2,919,200
Office Properties Income Trust	88,845	[b]	2,276,209
RE/MAX Holdings, Cl. A	35,112		1,116,913
Realogy Holdings	213,186	[a]	3,692,382
Retail Opportunity Investments	218,412	[b]	3,881,181
RPT Realty	148,615	[b]	1,975,093
Safehold	24,416	[b]	1,823,875
Saul Centers	24,144	[b]	1,120,282
Service Properties Trust	300,107	[b]	3,232,152
SITE Centers	320,156	[b]	5,087,279
Summit Hotel Properties	188,046	[a,b]	1,880,460
Tanger Factory Outlet Centers	187,343	[b]	3,147,362
The GEO Group	226,325	[b]	1,851,339
The St. Joe Company	58,768		2,763,271
Uniti Group	418,854	[b]	5,993,801
Universal Health Realty Income Trust	22,573	[b]	1,285,984
Urstadt Biddle Properties, Cl. A	56,717	[b]	1,113,922
Washington Real Estate Investment Trust	152,998	[b]	3,878,499
Whitestone REIT	73,630	[b]	675,923
Xenia Hotels & Resorts	204,443	[a,b]	3,639,085
			149,224,722
Retailing - 5.5%
Abercrombie & Fitch, Cl. A	112,007	[a]	4,428,757
America's Car-Mart	11,312	[a]	1,351,671

18

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Retailing - 5.5% (continued)
Asbury Automotive Group	35,151	[a]	6,879,402
Barnes & Noble Education	61,878	[a]	642,294
Bed Bath & Beyond	190,394	[a]	2,673,132
Big Lots	61,527		2,722,570
Boot Barn Holdings	53,386	[a]	5,578,303
Caleres	69,093		1,593,285
Chico's FAS	224,501	[a]	1,225,775
Conn's	33,221	[a]	739,832
Designer Brands, Cl. A	106,971	[a]	1,447,318
Genesco	25,655	[a]	1,554,436
Group 1 Automotive	32,392		5,824,082
Guess?	69,898		1,447,588
Haverty Furniture	28,089		806,154
Hibbett	27,572		2,135,176
Liquidity Services	47,806	[a]	1,055,556
Lumber Liquidators Holdings	53,585	[a]	968,817
Macy's	561,680		14,867,670
MarineMax	39,691	[a]	2,055,597
Monro	60,460		3,734,010
PetMed Express	38,682		1,099,729
Rent-A-Center	109,223		5,817,217
Sally Beauty Holdings	205,740	[a]	3,139,592
Shoe Carnival	32,600		1,104,162
Shutterstock	42,077		5,097,629
Signet Jewelers	95,370		8,505,097
Sleep Number	43,074	[a]	3,805,157
Sonic Automotive, Cl. A	38,670		1,911,458
The Aaron's Company	59,730		1,397,085
The Buckle	52,942		2,203,446
The Cato, Cl. A	32,264		568,814
The Children's Place	25,521	[a]	2,115,436
The ODP	84,939	[a]	3,677,859
Zumiez	38,100	[a]	1,550,670
			105,724,776
Semiconductors & Semiconductor Equipment - 3.8%
Axcelis Technologies	61,130	[a]	3,357,871
CEVA	41,713	[a]	1,902,530
Cohu	88,525	[a]	2,836,341
Diodes	80,485	[a]	7,733,804
DSP Group	41,033	[a]	901,495
FormFactor	141,045	[a]	5,610,770
Ichor Holdings	52,524	[a]	2,296,349
Kulicke & Soffa Industries	112,580		6,417,060

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Semiconductors & Semiconductor Equipment - 3.8% (continued)
MaxLinear	126,650	[a]	7,978,950
Onto Innovation	88,521	[a]	7,011,748
PDF Solutions	52,698	[a]	1,239,984
Photronics	113,412	[a]	1,473,222
Power Integrations	108,539		11,202,310
Rambus	198,547	[a]	4,620,189
SMART Global Holdings	38,988	[a]	2,084,298
Ultra Clean Holdings	80,562	[a]	3,993,458
Veeco Instruments	91,579	[a]	2,224,454
			72,884,833
Software & Services - 4.4%
8x8	203,073	[a]	4,601,634
Agilysys	35,568	[a]	1,697,305
Alarm.com Holdings	83,318	[a]	7,020,375
BM Technologies	30	[a]	268
Bottomline Technologies	71,599	[a]	3,315,034
Consensus Cloud Solutions	28,986	[a]	1,835,683
CSG Systems International	59,639		2,984,932
Ebix	44,188		1,449,808
EVERTEC	108,551		4,907,591
ExlService Holdings	60,325	[a]	7,397,655
InterDigital	56,079		3,754,489
LivePerson	116,845	[a]	6,018,686
OneSpan	64,109	[a]	1,309,106
Perficient	59,911	[a]	7,405,000
Progress Software	78,361		4,028,539
SPS Commerce	64,500	[a]	9,851,085
TTEC Holdings	32,746		3,090,895
Unisys	122,766	[a]	3,139,127
Vonage Holdings	450,779	[a]	7,266,557
Xperi Holding	190,549		3,414,638
			84,488,407
Technology Hardware & Equipment - 5.0%
3D Systems	224,908	[a]	6,333,409
ADTRAN	88,080		1,627,718
Advanced Energy Industries	69,864		6,414,912
Applied Optoelectronics	47,151	[a]	360,705
Arlo Technologies	150,623	[a]	1,039,299
Badger Meter	52,371		5,354,935
Benchmark Electronics	64,956		1,514,124
CalAmp	62,620	[a]	602,404
Comtech Telecommunications	47,546		1,025,567

20

Description	Shares		Value ($)
Common Stocks - 99.0% (continued)
Technology Hardware & Equipment - 5.0% (continued)
CTS	57,545		2,049,753
Daktronics	70,543	[a]	391,514
Diebold Nixdorf	134,307	[a]	1,208,763
Digi International	60,430	[a]	1,302,267
ePlus	24,596	[a]	2,719,580
Extreme Networks	230,916	[a]	2,269,904
Fabrinet	67,026	[a]	6,434,496
FARO Technologies	33,455	[a]	2,461,284
Harmonic	187,658	[a]	1,702,058
Insight Enterprises	63,477	[a]	6,011,272
Itron	82,245	[a]	6,396,194
Knowles	167,596	[a]	3,492,701
Methode Electronics	69,588		2,927,567
NETGEAR	56,145	[a]	1,618,660
OSI Systems	30,431	[a]	2,833,430
PC Connection	20,261		933,019
Plantronics	74,689	[a]	1,998,678
Plexus	51,367	[a]	4,485,366
Rogers	34,064	[a]	6,850,952
Sanmina	118,373	[a]	4,468,581
ScanSource	46,437	[a]	1,661,516
TTM Technologies	191,418	[a]	2,534,374
Viavi Solutions	416,197	[a]	6,409,434
			97,434,436
Telecommunication Services - .5%
ATN International	20,703		844,268
Cogent Communications Holdings	76,157		5,832,865
Consolidated Communications Holdings	132,085	[a]	977,429
Shenandoah Telecommunication	91,600		2,531,824
			10,186,386
Transportation - 2.1%
Allegiant Travel	27,224	[a]	4,771,550
ArcBest	45,767		4,112,165
Atlas Air Worldwide Holdings	49,131	[a]	3,985,507
Echo Global Logistics	48,437	[a]	2,336,117
Forward Air	48,556		4,882,791
Hawaiian Holdings	93,009	[a]	1,799,724
Heartland Express	85,900		1,402,747
Hub Group, Cl. A	61,150	[a]	4,804,556
Marten Transport	109,280		1,817,326
Matson	78,088		6,503,169
SkyWest	91,717	[a]	3,946,583
			40,362,235

21

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.0% (continued)
Utilities - 1.7%
American States Water		67,104		6,095,727
Avista		125,859		5,010,447
California Water Service Group		92,410		5,625,921
Chesapeake Utilities		31,973		4,190,701
Middlesex Water		31,829		3,505,009
Northwest Natural Holding		55,643		2,508,943
South Jersey Industries		202,513		4,609,196
Unitil		28,020		1,169,835
				32,715,779
Total Common Stocks (cost $1,063,782,551)				1,915,094,702

Exchange-Traded Funds - .5%
Registered Investment Companies - .5%
iShares Core S&P Small-Cap ETF (cost $8,903,467)		80,755		9,130,160
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,132,181)	0.06	8,132,181	[c]	8,132,181
Total Investments (cost $1,080,818,199)		99.9%		1,932,357,043
Cash and Receivables (Net)		.1%		1,395,131
Net Assets		100.0%		1,933,752,174

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

22

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.6
Industrials	16.7
Information Technology	13.2
Consumer Discretionary	12.8
Health Care	12.2
Real Estate	7.7
Materials	5.2
Energy	5.1
Consumer Staples	4.2
Utilities	1.7
Communication Services	1.6
Investment Companies	.9
99.9

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	3,856,863	207,209,636	(202,934,318)	8,132,181.4		3,557
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	393,550,908	(393,550,908)	-	-	440,472††
Total	3,856,863	600,760,544	(596,485,226)	8,132,181.4		444,029

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

24

STATEMENT OF FUTURES
October 31, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	86	12/17/2021	9,593,355	9,869,790	276,435
Gross Unrealized Appreciation				276,435

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	1,072,686,018	1,924,224,862
Affiliated issuers	8,132,181	8,132,181
Cash		4,973
Receivable for investment securities sold		5,473,110
Receivable for shares of Common Stock subscribed		1,355,706
Cash collateral held by broker—Note 4		603,000
Dividends receivable		602,006
Receivable for futures variation margin—Note 4		860
		1,940,396,698
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		716,781
Payable for investment securities purchased		4,429,172
Payable for shares of Common Stock redeemed		1,338,043
Directors’ fees and expenses payable		160,187
Interest payable—Note 2		341
		6,644,524
Net Assets ($)		1,933,752,174
Composition of Net Assets ($):
Paid-in capital		919,611,532
Total distributable earnings (loss)		1,014,140,642
Net Assets ($)		1,933,752,174

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,519,918,928	413,833,246
Shares Outstanding	41,705,972	11,359,911
Net Asset Value Per Share ($)	36.44	36.43

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $20,581 foreign taxes withheld at source):
Unaffiliated issuers	23,878,834
Affiliated issuers	3,557
Income from securities lending—Note 1(c)	440,472
Total Income	24,322,863
Expenses:
Management fee—Note 3(a)	4,707,828
Shareholder servicing costs—Note 3(b)	3,742,385
Directors’ fees—Note 3(a,c)	188,350
Loan commitment fees—Note 2	29,701
Interest expense—Note 2	3,570
Total Expenses	8,671,834
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(188,350)
Net Expenses	8,483,484
Investment Income—Net	15,839,379
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	195,643,421
Net realized gain (loss) on futures	2,837,223
Net Realized Gain (Loss)	198,480,644
Net change in unrealized appreciation (depreciation) on investments	573,728,006
Net change in unrealized appreciation (depreciation) on futures	466,735
Net Change in Unrealized Appreciation (Depreciation)	574,194,741
Net Realized and Unrealized Gain (Loss) on Investments	772,675,385
Net Increase in Net Assets Resulting from Operations	788,514,764

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	15,839,379	16,300,355
Net realized gain (loss) on investments	198,480,644	102,844,755
Net change in unrealized appreciation (depreciation) on investments	574,194,741	(261,239,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	788,514,764	(142,094,357)
Distributions ($):
Distributions to shareholders:
Investor Shares	(98,151,521)	(132,474,664)
Class I	(24,760,861)	(21,966,599)
Total Distributions	(122,912,382)	(154,441,263)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	179,787,708	186,415,982
Class I	86,646,000	142,367,613
Distributions reinvested:
Investor Shares	97,515,532	131,758,469
Class I	18,714,336	14,939,131
Cost of shares redeemed:
Investor Shares	(453,497,358)	(611,682,003)
Class I	(91,320,361)	(112,245,126)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(162,154,143)	(248,445,934)
Total Increase (Decrease) in Net Assets	503,448,239	(544,981,554)
Net Assets ($):
Beginning of Period	1,430,303,935	1,975,285,489
End of Period	1,933,752,174	1,430,303,935
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	5,278,887	7,785,564
Shares issued for distributions reinvested	3,303,372	4,616,292
Shares redeemed	(13,702,027)	(24,399,724)
Net Increase (Decrease) in Shares Outstanding	(5,119,768)	(11,997,868)
Class Ia
Shares sold	2,536,985	6,284,091
Shares issued for distributions reinvested	635,677	524,825
Shares redeemed	(2,736,204)	(4,734,812)
Net Increase (Decrease) in Shares Outstanding	436,458	2,074,104

[a]	During the period ended October 31, 2020, 7,856 Investor shares representing $240,757 were exchanged for 7,854 Class I shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.77	29.19	32.18	32.89	27.55
Investment Operations:
Investment income—net[a]	.27	.25	.30	.28	.27
Net realized and unrealized gain (loss) on investments	13.63	(2.27)	.05	1.34	7.02
Total from Investment Operations	13.90	(2.02)	.35	1.62	7.29
Distributions:
Dividends from investment income—net	(.27)	(.33)	(.29)	(.28)	(.28)
Dividends from net realized gain on investments	(1.96)	(2.07)	(3.05)	(2.05)	(1.67)
Total Distributions	(2.23)	(2.40)	(3.34)	(2.33)	(1.95)
Net asset value, end of period	36.44	24.77	29.19	32.18	32.89
Total Return (%)	58.22	(8.01)	2.83	5.07	27.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.52	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.79	1.00	1.03	.85	.89
Portfolio Turnover Rate	26.70	40.49	23.24	19.60	20.63
Net Assets, end of period ($ x 1,000)	1,519,919	1,159,850	1,717,003	2,027,831	2,214,225

a Based on average shares outstanding.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.76	29.19	32.21	32.91	27.57
Investment Operations:
Investment income—net[a]	.35	.29	.37	.35	.35
Net realized and unrealized gain (loss) on investments	13.62	(2.24)	.03	1.37	7.01
Total from Investment Operations	13.97	(1.95)	.40	1.72	7.36
Dividends from investment income—net	(.34)	(.41)	(.37)	(.37)	(.35)
Dividends from net realized gain on investments	(1.96)	(2.07)	(3.05)	(2.05)	(1.67)
Total Distributions	(2.30)	(2.48)	(3.42)	(2.42)	(2.02)
Net asset value, end of period	36.43	24.76	29.19	32.21	32.91
Total Return (%)	58.63	(7.79)	3.08	5.37	27.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.27	.26	.26	.26
Ratio of net expenses to average net assets	.25	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.03	1.17	1.28	1.05	1.10
Portfolio Turnover Rate	26.70	40.49	23.24	19.60	20.63
Net Assets, end of period ($ x 1,000)	413,833	270,454	258,282	292,289	187,334

a Based on average shares outstanding.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Smallcap Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment

31

NOTES TO FINANCIAL STATEMENTS (continued)

company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

32

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,915,094,702	-	-	1,915,094,702
Exchange-Traded Funds	9,130,160	-	-	9,130,160
Investment Companies	8,132,181	-	-	8,132,181
Other Financial Instruments:
Futures††	276,435	-	-	276,435

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency

34

securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $58,523 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $39,499,874 undistributed capital gains $144,512,318 and unrealized appreciation $830,128,450.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $22,008,550 and $21,752,147, and long-term capital gains $100,903,832 and $132,689,116, respectively.

During the period ended October 31, 2021, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $22,314,758 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

36

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $287,671 with a related weighted average annualized interest rate of 1.24%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2021, fees reimbursed by the Adviser amounted to $188,350.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

37

NOTES TO FINANCIAL STATEMENTS (continued)

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, the fund was charged $3,742,385 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $408,271 and Shareholder Services Plan fees of $320,910, which are offset against an expense reimbursement currently in effect in the amount of $12,400.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2021, amounted to $491,648,494 and $758,192,066, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is

38

reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Equity futures	9,267,495

At October 31, 2021, the cost of investments for federal income tax purposes was $1,102,228,593; accordingly, accumulated net unrealized appreciation on investments was $830,128,450, consisting of $914,625,291 gross unrealized appreciation and $84,496,841 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Smallcap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Smallcap Stock Index Fund (the “Fund”) (one of the funds constituting BNY Mellon Index Funds, Inc.), including the statements of investments, investments in affiliated issuers and futures, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Index Funds, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

40

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 68.04% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,162,461 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund also hereby reports $1.8413 per share as a long-term capital gain distribution and also $0.1196 per share as a short-term capital gain distribution paid on December 24, 2020.

41

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

42

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Peggy C. Davis (78)
Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 35

———————

Gina D. France (63)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

———————

Joan Gulley (74)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (58)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

45

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

46

This page intentionally left blank.

47

This page intentionally left blank.

48

This page intentionally left blank.

49

For More Information

BNY Mellon Smallcap Stock Index Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0077AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $117,206 in 2020 and $117,206 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $23,506 in 2020 and $23,536 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $40,026 in 2020 and $9,985 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $8,789 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,476,929 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Index Funds, Inc.

By: /s/ David DiPetrillo

          David DiPetrillo

          President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: December 28, 2021

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: December 27, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)